SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NEWTEK BUSINESS SERVICES CORP.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEWTEK BUSINESS SERVICES CORP.

212 West 35th Street

2nd Floor

New York, New York 10001

(212) 356-9500

May 27, 2016

Dear Shareholder:

We invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Newtek Business Services Corp. (the “Company”) to be held at 2711 South Ocean Drive, Hollywood, FL 33019 on July 27, 2016 at 9:00 a.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is a Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and Officers of the Company and a representative of the Company’s independent accountants will be present to respond to any questions that our shareholders may have. Detailed information concerning our activities and operating performance is contained in our enclosed Annual Report.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Company’s Board of Directors, we urge you to please sign, date and return the enclosed Proxy Card in the enclosed postage-prepaid envelope or vote by telephone or Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely yours,

/s/ Barry Sloane
Barry Sloane
Chairman, President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on July 27, 2016.

Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2015 are available on the Internet at http://www.astproxyportal.com/ast/19720/.

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying Proxy Card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters;

•	Any control/identification numbers that you need to access your Proxy Card; and

•	Information about attending the meeting and voting in person.

NEWTEK BUSINESS SERVICES CORP.

212 West 35th Street

2nd Floor

New York, New York 10001

(212) 356-9500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 27, 2016

To the Shareholders of Newtek Business Services Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Newtek Business Services Corp. (the “Company”) will be held at 2711 South Ocean Drive, Hollywood, FL 33019 on July 27, 2016 at 9:00 a.m., local time.

The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

1.	To elect one director of the Company, to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2019 and until their successor is duly elected and qualified;

2.	To ratify the selection of RSM US LLP (formerly known as McGladrey LLP) as the Company’s independent registered accounting firm (independent auditors) for the fiscal year ended December 31, 2016;

3.

To approve an amendment to our 2014 Equity Incentive Plan to issue restricted stock as part of the compensation package to certain employees, officers, and directors (including non-interested directors) and making certain other changes more fully described in the attached Proxy Statement;

4.	To conduct an advisory vote on the compensation of our named executive officers;

5.	To conduct an advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Shareholders of record at the close of business on May 20, 2016 are entitled to vote at the Annual Meeting and any adjournment thereof.

We ask that you fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. You may also cast your vote by telephone or Internet as shown on the Proxy Card. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ BARRY SLOANE
BARRY SLOANE
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

New York, New York

May 27, 2016

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE MEETING, YOU MAY STILL ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON IF YOU WISH TO CHANGE YOUR VOTE.

PROXY STATEMENT

NEWTEK BUSINESS SERVICES CORP.

212 West 35th Street

2nd Floor

New York, New York 10001

(212) 356-9500

ANNUAL MEETING OF SHAREHOLDERS

July 27, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newtek Business Services Corp. (the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2711 South Ocean Drive, Hollywood, FL 33019 on July 27, 2016 at 9:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed Proxy Card, are first being mailed to shareholders on or about June 3, 2016.

How Do You Exercise Your Rights to Vote on the Proposals?

You may vote using any of the following methods:

By Mail – Shareholders of record may submit proxies by completing, signing and dating each Proxy Card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the nominees for director and “FOR” the ratification of RSM US LLP (formerly known as McGladrey LLP) as the Company’s independent registered public accounting firm for 2016. Shareholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

By Telephone – Shareholders of record may submit proxies by following the telephone voting instructions on each Proxy Card. Most shareholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Daylight Savings Time, the day before the meeting date.

By Internet – Shareholders of record with internet access may submit proxies by following the internet voting instructions on their Proxy Cards. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees.

Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

In Person at the Annual Meeting – Shares held in your name as the shareholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

Shareholders who execute the enclosed Proxy Card retain the right to revoke such proxies at any time prior to voting. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a shareholder attends the Annual Meeting and votes in person. The presence of a shareholder at the Annual Meeting alone will not revoke such shareholder’s proxy. Shareholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

What is the Vote Required for Each Proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes
Proposal I—Election of Directors	Affirmative vote of the holders of a plurality of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors	No	Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal

Proposal II—Ratification of Appointment of Independent Auditors	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy	Yes	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote

Proposal III— Approval of the Amended and Restated 2014 Stock Plan	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote

Proposal IV — Advisory Vote on Compensation of Named Executive Officers	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote
Proposal V — Advisory Vote on the Frequency of Voting on Compensation of Named Executive Officers	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote

VOTING AND REVOCATION OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the direction given therein. If any other matters are properly brought before the Annual Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented at the Annual Meeting if notice of such matter has not been delivered to the Company within a reasonable time before the date of this Proxy Statement. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name that have been designated by brokers on Proxy Cards as not voted (“broker non-votes”) will not be counted as votes cast except with respect to the proposal relating to the ratification of the Company’s independent registered accounting firm. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

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VOTING SECURITIES

The securities which can be voted at the Annual Meeting consist of the Company’s common shares, $0.02 par value per share (“Common Shares”). Shareholders of record as of the close of business on May 20, 2016 (the “Record Date”) are entitled to one vote for each Common Share then held on all matters. As of the Record Date, 14,481,335 Common Shares were issued and outstanding (excluding treasury shares which do not vote). The presence, in person or by proxy, of at least a majority of the total number of Common Shares outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

Persons and groups owning in excess of 5% of Company’s Common Shares are required to file certain reports regarding such ownership with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 20, 2016, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding Common Shares, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 14,481,335 Common Shares outstanding as of May 20, 2016.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our Common Shares is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the addresses of all executive officers and directors are c/o Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001 (before June 13, 2016) and c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042 (on or after June 13, 2016).

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(3)	Percent of Class
Other:
Jeffrey Rubin(2) (4)	1,066,364	7.4
Interested Directors:
Barry Sloane	965,833	6.7
Peter Downs	14,526	*
Independent Directors:
Samuel Kirschner	52,977	*
Salvatore Mulia	61,303	*
Richard Salute	3,823	*
Executive Officers:
Jennifer Eddelson	25,395	*
Michael Schwartz	3,919	*
Dean Choksi	239	*
Nilesh Joshi	—	—
All current directors and executive officers as a group (9 persons)	1,128,015	7.79%

*	Less than 1% of total Common Shares outstanding as of the Record Date.

(1)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.

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(2)	Based on information included in the Schedule 13G/A filed by Jeffrey Rubin on February 11, 2016, Mr. Rubin beneficially owned 1,066,364 shares, had sole voting and dispositive power over 1,033,454 shares and had shared voting and dispositive power over 32,910 shares of the Company’s Common Shares. According to the Schedule 13G/A filed by Mr. Rubin, 1,033,454 shares were held by Mr. Rubin personally, 32,452 shares were held by the J. Rubin Family Foundation, of which Mr. Rubin is a trustee, and for which Mr. Rubin disclaims beneficial ownership, 220 shares were held in a Uniform Gifts to Minors Act (“UGMA”) account for the benefit of Jordana Rubin, for which Mr. Rubin disclaims beneficial ownership, 68 shares were held in a UGMA account for the benefit of Amanda Rubin, for which Mr. Rubin disclaims beneficial ownership, and 170 shares were held in a trust for the benefit of the Mr. Rubin's sister, for which Mr. Rubin serves as the trustee, and for which Mr. Rubin disclaims beneficial ownership.

(3)	As of May 20, 2016, except with respect to Mr. Rubin as of December 31, 2015.

(4)	Mr. Rubin resigned as the Company’s President on March 7, 2008.

Dollar Range of Equity Securities in the Company Beneficially Owned by Each Director:

Name of Director	Dollar Range of Equity Securities in Newtek Business Services Corp. (1)(2)
Interested Directors:
Barry Sloane	Over $100,000
Peter Downs	Over $100,000
Independent Directors:
Richard Salute	$10,001 - $50,000
Salvatore Mulia	Over $100,000
Samuel Kirschner	Over $100,000

(1)	Dollar ranges are as follows: None, $1-10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our Common Shares of $12.88 on May 20, 2016 on the NASDAQ Global Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

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PROPOSAL I – ELECTION OF DIRECTORS

Samuel Kirschner has been nominated for re-election for a term expiring in 2019. Mr. Kirschner is not being nominated as a director for election pursuant to any agreement or understanding between such person and the Company. Mr. Kirschner has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. Mr. Kirschner is not considered an “interested director” of the Company, as such term is defined under the 1940 Act.

The number of directors on our board currently consists of five directors serving in three classes. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Barry Sloane and Peter Downs serve in class I, with terms expiring at the 2018 annual meeting; Samuel Kirschner serves in class II, with a term expiring at the 2016 Annual Meeting; and Richard Salute and Salvatore Mulia serve in class III, with terms expiring at the 2017 annual meeting.

A stockholder can vote for or withhold his or her vote for the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named in this Proxy Statement. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of the person nominated by our board as a replacement. Our board has no reason to believe that the nominee will be unable or unwilling to serve.

Required Vote

This proposal requires the affirmative vote of the holders of a plurality of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes. If you vote “withhold authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal.

Information about the Directors and Executive Officers

Set forth below is information, as of May 20, 2016, regarding Mr. Samuel Kirschner, who is being nominated for election as a director of the Company by our shareholders at the 2016 annual meeting, as well as information about our other current directors whose terms of office will continue after the annual meeting, which includes specific information about each director’s experience, qualifications, attributes or skills that led the Board of Directors to the conclusion that the individual is qualified to serve on our Board, in light of our business and structure.

Nominee for Class II Director –Term Expiring 2019

Name, Address, and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years

Independent Director Nominees: Sam Kirschner, 67	Director	Class II Director since 2010; Term expires 2016	Managing Member of MayerCap, LLC; President of Nexus Family Business Consulting

Mr. Kirschner has, since he co-founded MayerCap, LLC in 2003, been a Managing Member of the company. MayerCap, LLC managed investments in hedge funds, as a fund-of-funds, and is headquartered in New York City. MayerCap, LLC placed particular emphasis on investing in newer and smaller hedge funds. Mr. Kirschner has also been since 1986 president of Nexus Family Business Consulting where he has specialized in advising owners, boards and senior executive of major family-owned businesses and large domestic and foreign banks on matters of succession planning, estate planning and strategic mergers and acquisitions. He has also consulted on the identification and recruitment of senior executives. Mr. Kirschner holds a Ph.D. in clinical psychology and has taught at both New York University School of Continuing & Professional Studies and the Wharton School of Business at the University of Pennsylvania.

Mr. Kirschner’s experience in the finance industry provides a significant addition to the Board of Directors. Mr. Kirschner has many years of experience in working with small to medium sized firms and addressing the many issues which they face in growing their businesses. He is also well versed in the latest developments in the social media area and has been helpful in advising the Company on its product development and social media initiatives and this experience provides a significant addition to the board of directors.

Current Independent Directors:

Messers. Salute and Mulia are not “interested persons” of the Company as defined in the 1940 Act.

Name, Address, and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Richard Salute, 70	Director	Class III Director since 2015; Term expires 2017	Capital Markets and SEC ractice Director at J.H. Cohn and CohnReznick LLP; Partner at Arthur Andersen; Chief Financial Officer, PAVmed Inc., June 2014 through September 2015	Director, Walker Innovation Inc., since 2015

Mr. Salute has more than 37 years of audit, accounting, and tax experience. Mr. Salute served as Capital Markets and SEC Practice Director at J.H. Cohn and CohnReznick LLP. Prior to that, he spent 29 years at Arthur Andersen managing complex audits for public and private companies. During his tenure, he was responsible for providing clients with strategic planning services as well as consulting on corporate finance, mergers and acquisitions, and process evaluation. His clients included large multinational companies and entrepreneurial start-ups. In addition to his client responsibilities, he started three businesses for that firm: the Enterprise Group (New York Metropolitan area), the Technology Practice (New York office) and the Bankruptcy and Corporate Recovery Practice (nationwide). Mr. Salute is a graduate of Adelphi University and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants

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Mr. Salute’s extensive audit, accounting, and tax experience and relationships with industry players is an asset to our Board of Directors. Mr. Salute’s expertise and experience also qualify him to serve as chairman of the Audit Committee and as the Audit Committee Financial Expert. As an authority on SEC matters, Mr. Salute has been the key accounting and finance professional in numerous initial public offerings and has represented clients whose shares trade on the New York Stock Exchange, the American Stock Exchange, NASDAQ and other over-the-counter markets and this experience provides a significant addition to the board of directors.

Salvatore Mulia, 68	Director	Class III Director since 2005; Term expires 2017	Financial advisor at RTM Financial Services; Executive Vice President of Pitney Bowes Capital Corp.

Mr. Mulia has been a financial advisor at RTM Financial Services, Westport, CT, with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003 Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. Prior to that, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and from 1980 through 1993 he was responsible for developing new products and business initiatives in financial services. During his tenure at GECC Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies with combined assets of $3 billion including: TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica.

Mr. Mulia’s experience in the financial services industry as well as working with smaller to mid-sized companies needing capital and debt and his understanding of these businesses provides a significant addition to the Board of Directors. Mr. Mulia has many years of experience with major financial companies working with smaller to mid-sized companies needing capital and debt. His understanding of the dynamics of these businesses has been particularly helpful in addressing similar issues of the Company and this experience provides a significant addition to the board of directors.

Interested Directors: Barry Sloane, 56	Director, Chief Executive Officer, and President	Class I Director since 1999; Term expires 2018	Chairman of the Board of Directors, Chief Executive Officer, President and founder of the Company; Executive Officer of each of the Company’s controlled portfolio companies.

Mr. Sloane has served as our Chairman and Chief Executive Officer since 1999 and as our President since 2008. Mr. Sloane founded Newtek in 1998 and has been an executive officer of each of the Company-sponsored certified capital companies beginning in 1999. In addition, in April 2015 Mr. Sloane became engaged as a director with AK Capital LLC (“AKC”), a securities brokerage company. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit, and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988, Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

Mr. Sloane’s broad business and financial experience and his knowledge of the Company’s businesses have been of great value to the other members of the Board of Directors and qualify him to serve on our Board of Directors.

Peter Downs, 51	Chief Lending Officer	Class I Director since 2014; Term expires 2018	Chief Lending Officer of the Company; President of Newtek Small Business Finance, LLC

Mr. Downs is the Company’s Chief Lending Officer and was appointed as director in connection with the Company’s conversion to a business development company on November 12, 2014. Mr. Downs joined the Company in 2003 and has been the President of Newtek Small Business Finance, LLC (“NSBF”) and a member of the Risk committee for NSBF. He has had primary responsibility for the development of the Company’s lending policies and procedures, portfolio and marketing, from its inception. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. With EAB’s acquisition by Citibank, Mr. Downs was asked to run the bank’s SBA lending portfolio in New York, and eventually was named the National Director of SBA lending, after which he was responsible for coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.

Mr. Down’s history with the Company and extensive experience in developing policies and procedures, portfolios and marketing in the small business lending space provides our Board of Directors with the valuable insight of an experienced lender.

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(1) The business addresses of the director nominees and other directors are c/o Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001 (before June 13, 2016) and c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042 (on or after June 13, 2016).

The Board of Directors and Board of Directors Meetings

Newtek’s Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, the Board of Directors and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the Board of Directors and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The Board of Directors and management also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC and The NASDAQ® Stock Market, Inc. (“NASDAQ”) where the Company’s Common Shares are listed and traded.

During the fiscal year ended December 31, 2015, the Board of Directors held a total of 24 meetings, the Audit Committee held 5 meetings and the Nominating and Corporate Governance Committee held 4 meetings. Each director attended at least 90% of the total number of meetings of the Board of Directors and at least 90% of the meetings of all committees on which he served. All members of the Board of Directors makes a diligent effort to attend all board and committee meetings, as well as the Annual Meeting of Shareholders. In 2015, all members of the Board of Directors attended the Annual Meeting of shareholders.

Corporate Governance Policies

The Company has adopted corporate governance policies which are available at the Investor Relations page of www.thesba.com. The corporate governance policies are also available in print to any shareholder who requests them. These policies were adopted by the Board of Directors, among other things, to best ensure that the Board of Directors is independent from management, that the Board of Directors adequately performs its function as the overseer of management and to help ensure that the interests of the Board of Directors and management align with the interests of the shareholders.

On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Committees of the Board of Directors

The Board of Directors currently has two standing committees: the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Each member of these committees is independent as defined by applicable NASDAQ and SEC rules. A brief description of each committee is included in this Proxy Statement and each of the committees has a written charter approved by the Board of Directors, which is available the Investor Relations page of our website at www.thesba.com.

Audit Committee. The Board of Directors has established an Audit Committee. The Audit Committee consists of Messrs. Salute, Mulia and Kirschner and operates pursuant to its written Charter. Mr. Salute serves as Chair of the Audit Committee. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal accounting controls and to review and approve conflict of interest or related party transactions and audit policies. Mr. Salute currently serves as an “audit committee financial expert,” as defined under applicable SEC rules. In addition, the Board of Directors has determined that all members of the Audit Committee are “financially literate” as that term is defined by applicable NASDAQ and SEC rules.

Compensation, Corporate Governance and Nominating Committee. The Board of Directors has established a Compensation, Corporate Governance and Nominating Committee. The Company’s Compensation, Corporate Governance and Nominating Committee consists of Messrs. Mulia, Salute and Kirschner. Mr. Mulia currently serves as Chair of the Compensation, Corporate Governance and Nominating Committee. The Compensation, Corporate Governance and Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation, Corporate Governance and Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the Board of Directors and reviewing executive and director compensation and performance.

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The Compensation, Corporate Governance and Nominating Committee seeks candidates who possess the background, skills, and expertise to make a significant contribution to the Board of Directors, the Company, and its shareholders. In considering possible candidates for election as a director, the Compensation, Corporate Governance and Nominating Committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting candidates who:

•	Are of the highest character and integrity;

•	Are free of any conflict of interest;

•	Are willing and able to devote sufficient time to the affairs of the Company; and

•	Have the capacity and desire to represent the balance, best interests of the shareholders.

The Compensation, Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Compensation, Corporate Governance and Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Compensation, Corporate Governance and Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Compensation, Corporate Governance and Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Compensation, Corporate Governance and Nominating Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

Director Independence

NASDAQ listing standards and Section 2(a)(19) of the 1940 Act require that a majority of the Board of Directors and every member of our Audit Committee and Compensation, Corporate Governance and Nominating Committee are “independent.” Our Board of Directors reviews the independence of its members annually.

The Board of Directors has determined that Messrs. Kirschner, Mulia and Salute qualify as “independent” as defined by applicable NASDAQ and SEC rules. In making this determination, the Board of Directors has concluded that none of these members has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. It is the policy of the Board of Directors to hold executive sessions of the independent directors meeting without management at regular intervals and as requested by a director. Mr. Salute presides over these meetings of the independent directors.

Leadership Structure

The Company currently combines the role of Chairman of the Board of Directors with the role of Chief Executive Officer. Our Board of Directors believes this provides an efficient and effective leadership model for our Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Mr. Sloane has served as Chairman and Chief Executive Officer of the Company since 1999 and as President since 2008. As the Company’s President and Chief Executive Officer, Mr. Sloane is an “interested person” under Section 2(a)(19) of the 1940 Act . The Board of Directors continues to believe that our leadership structure is appropriate since Mr. Sloane has over 25 years of experience in our industry or related businesses, and under his leadership our management team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness. No single leadership model is right for all companies at all times. Our Board of Directors recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, our Board of Directors periodically reviews its leadership structure.

Moreover, our Board of Directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:

•	three of our five current directors are independent directors;

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•	all of the members of our Audit Committee and Compensation, Corporate Governance and Nominating Committee are independent directors;

•	our Board of Directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Messrs. Sloane and Downs and other members of management;

•	our Board of Directors and its committees regularly conduct meetings which specifically include Messrs. Sloane and Downs;

•	our Board of Directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from our senior management and independent auditors; and

•	our Board of Directors and its committees interact with employees of the company outside the ranks of senior management.

The Company has not appointed a lead independent director.

Board of Directors Risk Oversight

While management is responsible for identifying, assessing and managing risk, our Board of Directors, at both the full board and committee levels, is responsible for risk oversight with a focus on the most significant risks facing the Company. The Board of Directors’ risk oversight includes, but is not limited to, the following risks:

•	strategic;

•	operational;

•	compliance; and

•	reputational.

At the end of each year, management and the Board of Directors jointly review major risks that the Company prioritizes in the following year. In 2015, the Board of Directors focused on the following areas of risk:

•	determining Newtek’s long-term growth;

•	strategic and operational planning, including acquisitions and the evaluation of the Company’s capital structure and long term debt financing; and

•	legal and regulatory compliance.

The Board of Directors has delegated responsibility for the oversight of specific risks to Board of Directors committees. The Audit Committee overseas risks associated with:

•	the Company’s financial statements and financial reporting;

•	internal controls over financial reporting;

•	credit and liquidity; and

•	overseeing, reviewing and approving management’s estimates of fair value of the Company’s investment portfolio.

The Compensation, Governance and Nominating Committee considers the risks associated with:

•	compensation policies and practices;

•	management resources, structure, succession planning and management development;

•	overall governance practices and the structure and leadership of the Board of Directors; and

•	related person transactions and the code of conduct for all employees, officers and directors.

The Board of Directors is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management and the committee chairs. Our Board of Directors recognizes the importance of risk oversight, and its role is consistent with the Board of Directors’ leadership structure, the CEO and the senior management of the Company. Our senior management is responsible for assessing and managing risk exposure and the Board of Directors, and committees of the Board of Directors provide the oversight consistent with those efforts.

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Director Nominations

In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Compensation, Corporate Governance and Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all shareholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the Board of Directors to fulfill its responsibilities.

Shareholders may recommend individuals to the Compensation, Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. The recommendation should be sent to the Compensation, Corporate Governance and Nominating Committee, c/o Michael A. Schwartz, Secretary, Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001 (before June 13, 2016) and c/o Michael A. Schwartz, Secretary, Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042 (on or after June 13, 2016). Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our Board of Directors or others. If the Board of Directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.

Shareholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Compensation, Corporate Governance and Nominating Committee or the Board of Directors, by following the procedures set forth under “Shareholder Proposals” in our Proxy Statement. Candidates nominated by shareholders in accordance with the procedures set forth in our Bylaws may be included in our Proxy Statement and solicitation for the next annual meeting.

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics generally will not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. Our current code of ethics is posted on our website at www.thesba.com.

Certain Relationships and Related Party Transactions

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a business development company (“BDC”), the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the independent directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

The Board of Directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the board of directors. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Board of Directors reviews such transactions on a case-by-case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the Board of Directors reviews and approves all compensation-related policies involving our directors and executive officers.

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A major shareholder and former president of the Company, Jeffrey Rubin, directly and indirectly through entities (including Premier Payments LLC (“Premier”)) and organizations in which he had a material interest, earned gross residual payments on merchant processing revenue he generated for Newtek Merchant Solutions, a controlled portfolio company, a portion of which was then paid to his support staff for their efforts. On July 23, 2015, the Company acquired Premier, as a new wholly owned, controlled portfolio company. Premier was owned 100% by Mr. Rubin. The total purchase price was approximately $16,483,000, of which $14,011,000 was paid in cash and $2,472,000 was paid in newly issued restricted shares of Company common stock. A total of 130,959 shares were issued to Mr. Rubin, which could not be sold or transferred for six months. The Company’s Board of Directors, including a majority of independent directors, approved the transaction. In addition, in July 2015, the Company entered into a consulting agreement (the “Agreement”) with Mr. Rubin, to perform business development consulting services. The Agreement entitled Mr. Rubin to annual compensation of $200,000. The Agreement was terminated in December 2015 and no additional payments are required to be made. On January 1, 2016, Mr. Rubin entered into an independent sale agent agreement with Premier.

Mr. Salute, a former partner with CohnReznick LLP (“CohnReznick”), receives a pension from CohnReznick and capital payouts from his partnership interests. CohnReznick performs tax work for the Company.

Adam Eddelson, husband to Ms. Eddelson, is the controller of certain of the Company’s controlled portfolio companies, and is paid an annual salary in excess of $125,000.

Mr. Sloane’s brother, sister-in-law and nephew are employed by certain of the Company’s controlled portfolio companies and earn annual salaries less than $125,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NASDAQ initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on Forms 3 and 4, and amendments to such forms, provided to the Company by its directors and executive officers and greater than 10% shareholders during 2015, all such required reports were timely filed, except, however, a Form 3 and a Form 4 for Mr. Salute were filed, but not in a timely manner.

Director Compensation

The Board of Directors has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. During 2015, compensation was paid in cash and is set forth in the table below:

•	for participation on the Board of Directors: $50,000;

•	as chair of a Committee: $20,000;

•	as committee member: $5,000.

For 2016, the Board of Directors amended the plan for compensation of non-employee directors to provide for the payment of annual compensation in the amount of $125,000 for each non-employee director, with no additional fees for committee membership or chairmanship.

Directors do not receive any perquisites or other personal benefits from the Company.

Director Summary Compensation Table

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current directors during the fiscal years ended December 31, 2015.

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		Fees earned	Stock	Option	All Other
		or Paid in Cash	Awards	Awards	Compensation	Total
Name of Director		($)	($)(3)	($)(3)	($)	($)

Current independent directors:
Sam Kirshner	2015	60,000	-	-	-	60,000
	2014	60,000	261,000			321,000
Salvatore F. Mulia	2015	75,000	-	-	-	75,000
	2014	75,000	261,000			336,000
Richard Salute (1)	2015	75,000	-	-	-	75,000
	2014	-	-	-	-	-
						-
Former independent director:						-
Dave Beck (1)	2015	18,750	-	-	-	18,750
	2014	75,000	261,000	67,465	-	403,465

Interested directors:						-

Barry Sloane (2)	2015	-	-	-	-	-
	2014	-	-	-	-	-
Peter Downs (2)	2015	-	-	-	-	-
	2014	-	-	-	-	-

(1)	Mr. Beck retired from the Board of Directors on April 10, 2015. On April 10, 2015, the Board of Directors appointed Mr. Salute to replace Mr. Beck and serve the remainder of Mr. Beck’s term.
(2)	As employee directors, Messrs. Sloane and Downs do not receive any compensation for their service as directors. The compensation Messrs. Sloane and Downs receive from the Company as employees is disclosed in the Summary Compensation Table and elsewhere under “EXECUTIVE COMPENSATION.”
(3)	On November 11, 2014, Newtek Business Services, Inc. merged with and into the Company (the “BDC Conversion”). At that time, awards previously granted to the Directors with vesting dates of February 2015 and March 2016, were vested.

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Executive Compensation

Compensation Discussion and Analysis

2015 Named Executive Officers

This compensation discussion and analysis (“CD&A”) provides 2015 compensation information for the following Named Executive Officers (“NEOs”). References to “2015 NEOs” in this CD&A are references to Messrs. Sloane, Downs, Schwartz and Choksi, and Ms. Eddelson, and references to “former NEOs” in this CD&A are references to Messrs. Ash and Brunet.

Name	Age	Position
2015 NEOs:
Barry Sloane	56	Chairman, Chief Executive Officer and President

Jennifer Eddelson	43	Executive Vice President, Chief Accounting Officer

Peter Downs	51	Chief Lending Officer; President Newtek Small Business Finance, LLC
Michael Schwartz (1)	55	Chief Legal Officer, Chief Compliance Officer and Secretary

Dean Choksi (2)	37	Treasurer and Senior Vice President of Finance

Former NEOs:
Matthew Ash (1)	72	Former Executive Vice President, former Chief Compliance Officer
Craig Brunet (3)	67	Former Executive Vice President, former Chief Information Officer

(1) Mr. Ash assumed the position of special counsel to the Company in October 2015. Mr. Ash was replaced as Chief Compliance Officer by Mr. Schwartz, effective October 1, 2015.

(2) Mr. Choksi was hired in April 2015 as Treasurer and Senior Vice President of Finance.

(3) Effective as of January 1, 2016, Mr. Brunet retired from his position as Chief Information Officer of the Company and John Raven was appointed the Chief Information Security Officer and Chief Technology Officer of the Company.

2015 NEOs

Barry Sloane is the Chairman of the Board of Directors, Chief Executive Officer, President and a founder of the Company and is and has been an executive officer of each of the Company’s controlled portfolio companies. In addition, in April 2015 Mr. Sloane became engaged as a director with AKC, a securities brokerage company. Previously, from September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit and, prior to that time, he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, he was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988 Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

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Jennifer Eddelson is a certified public accountant licensed in the state of New York and has served as Executive Vice President and Chief Accounting Officer of the Company since July 1, 2011. Previously Ms. Eddelson was employed by the Company since 2004 as Corporate Controller, Vice President of Financial Reporting since 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA.

Peter Downs is the Company’s Chief Lending Officer and was appointed as director in connection with the BDC Conversion. Mr. Downs joined the Company in 2003 and has been the President of Newtek Small Business Finance, LLC (“NSBF”) and a member of the Risk Committee for NSBF. He has had primary responsibility for the development of the Company’s lending policies and procedures, portfolio and marketing, from its inception. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with EAB, where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. With EAB’s acquisition by Citibank, Mr. Downs was asked to run the bank’s SBA lending portfolio in New York and was eventually named the National Director of SBA lending, coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.

Michael Schwartz has served as Chief Legal Officer and Corporate Secretary since January 1, 2015. On October 1, 2015, Mr. Schwartz was appointed the Company’s Chief Compliance Officer. Previously, Mr. Schwartz was Senior Counsel to the Company since November 2013. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board of Directors from 2005 through 2009.

Dean Choksi has served as Treasurer and Senior Vice President of Finance since April 2015. Previously, Mr. Choksi worked as Executive Director of Finance and Head of Investor Relations for Fifth Street Management LLC, an externally manager of two BDCs. Mr. Choksi also worked in equity research at UBS, Barclays Capital, Lehman Brothers and RBC Capital Markets. Mr. Choksi is a CFA® charterholder.

New NEOs

The following biographies relate to NEOs who have joined the Company since December 31, 2015:

John Raven has served as the Chief Information Security Officer and Chief Technology Officer of the Company since January 2016. In addition, Mr. Raven serves as President and COO of the controlled portfolio company Newtek Technology Solutions. He is a veteran information security specialist, technology executive and entrepreneur with a long successful history from start-up to mature large-scale enterprises. Mr. Raven has two decades of extensive experience as a technology leader and operator, leading several large high-profile consulting engagements. He specializes in monthly subscription-based customer acquisition strategies, telecommunications, large-scale datacenter design and operations supporting corporate enterprises and Internet facing high-tech companies.

Nilesh Joshi has served as the Chief Information Officer of the Company since April 18, 2016. Mr. Joshi has over 18 years of information technology leadership and project management experience across the retail, financial services, utilities and healthcare industries. Mr. Joshi led the new product launches and strategic initiatives for Cigna Healthcare’s Group and Voluntary Benefits segment. Prior to Cigna Healthcare, he established the IT Program Management Office at Republic Services. Mr. Joshi holds a MBA in International Business from W.P. Carey School of Business at Arizona State University and a Bachelors of Electrical Engineering from the University of Mumbai (Bombay), India. He is a certified Project Management Professional and member of the distinguished National Scholars and Honor Society, and Society of Information Management.

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Former NEOs

Matthew Ash served as Chief Compliance Officer from November 2014 to October 1, 2015. Mr. Ash assumed the position of special counsel to the Company in October 2015. From 2007 through December 31, 2014, Mr. Ash was Chief Legal Officer of the Company. Mr. Ash has also been responsible for the day-to-day management of the current Capcos and serves as Director of Capco Investment and Compliance.

Craig Brunet served as Executive Vice President and Chief Information Officer from January 1, 2012 to January 1, 2016. Mr. Brunet previously served as Executive Vice President Strategic Planning and Marketing since July 2006.

Compensation Discussion and Analysis

Introduction

The following CD&A includes our compensation philosophy, a description of our compensation program and the program’s objectives, the elements of compensation used to pay our executives and the compensation-related decisions made with respect to our NEOs as set forth below.

Compensation Philosophy and Objectives

Our compensation programs are designed to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing shareholder value over the long-term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our executives should reflect their success as a management team, rather than just as individuals, in attaining key operating objectives, such as growth of sales, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for our Common Shares. We believe that the performance of our executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and, ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our equity incentive programs, including stock options and restricted stock awards.

Role of Executive Officers in Compensation Decisions

The Committee supervises the design and implementation of compensation policies for all executive officers (which include the named executive officers) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than named executive officers, are made by the Chief Executive Officer within the compensation philosophy set by the Committee. Decisions regarding the non-equity compensation of named executive officers are made by the Chief Executive Officer and the Committee for consistency with the Company’s compensation policies.

The Chief Executive Officer semi-annually reviews the performance of each member of the senior executive team, including named executive officers (other than himself whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Committee by the Chief Executive Officer. The Committee will review and approve the recommendations for consistency with the Company’s compensation policies

Setting Executive Compensation

During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Committee for conformity with the Company’s overall compensation policies. The NEOs are not present at the time of these deliberations. The Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.

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We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of our Committee, which uses the following factors to determine the amount of salary and other benefits to pay each NEO:

•	as achievement of income to sustain and grow the Company's dividend payments;

•	attainment of risk-adjusted returns on the Company's investment portfolio;

•	performance against competitors for the year;

•	difficulty in achieving desired results in the coming year;

•	value of their unique skills and capabilities to support long-term performance;

•	contribution and growth as a member of the executive management team;

•	professional development and growth of individual executives, the management team and other employees; and

•	managerial assistance provided to our controlled portfolio companies, including contributions to growth of sales, growth of operating earnings and earnings per share.

We do not establish individual goals but focus on the overall profitable growth of our business.

Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based cash and non- cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.

There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically we have granted a majority of total compensation to executive officers in the form of cash compensation.

For the year ended December 31, 2015, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation based on the Company’s and the executive’s performance; and

•	retirement and other benefits made available to all employees.

Base Salary

The Company provides NEOs and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are targeted to market levels based on reviews of published salary surveys and the closest related peer company compensation since we do not believe that Newtek has any peer companies. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data from peer companies and published salary surveys, and the Company generally attempts to fix each NEO’s salary within the range. We believe that the Company’s most direct competitors for executive talent are not necessarily restricted to those companies that are included in the peer company index used to compare shareholder returns, but encompass a broader group of companies engaged in the recruitment and retention of executive talent in competition with the Company.

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During the review of base salaries for senior level executives, including the NEOs, we primarily consider:

•	an internal review of each executive’s compensation both individually and relative to other executive officers;

•	individual performance of the executive; and

•	a review of the Company’s dividend growth and net income relative to the Company’s annual plan as established by the Board of Directors.

Salary levels typically are considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance. Merit based increases to the salaries of NEOs other than the Chief Executive Officer are recommended by the Chief Executive Officer and confirmed by the Committee and those for the Chief Executive officer are determined by the Committee.

Annual Bonus

Annual bonuses may be awarded to executive officers along with the Company’s non-executive employees under the Company’s cash bonus plan. The Company creates a bonus pool based on an annually determined percentage of the salaries of all employees which it accrues as an expense. Payments under the plan are based on the Company’s overall performance as determined by the Chief Executive Officer and the Committee. The Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s revenue growth, net income and cash flow relative to the Company’s annual plans as established by the Board of Directors. The Chief Executive Officer in consultation with the Committee with respect to the NEOs, or in consultation with the NEOs and other senior level officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals and performance relative to other companies of a similar size and business strategy. The mix and weighting of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement and overall contribution by the executive determines the level of bonus.

Equity-Based Compensation

The Company must compete for leadership with commercial banks, investment banks, and other publicly traded companies not regulated as investment companies, which are generally able to award many different types of stock-based compensation to their directors, (including their non-employee directors,) officers, and employees. Moreover, the Company also must compete for leadership with private equity funds, which generally have the discretion to offer a portion of their various carried interests to induce professional talent to associate with their funds without being required to obtain SEC approval each time. On September 12, 2014, the Board of Directors voted to establish the Newtek Business Services Corp. 2014 Stock Incentive Plan (the “2014 Plan”). The 2014 Plan was approved by stockholders of the Company on October 22, 2014.

The 2014 Plan provides for the grant of options to purchase shares of Company common stock, the terms of which will be determined by the Compensation, Corporate Governance and Nominating Committee and set forth in an award agreement between the Company and the executive or employee. The Company has not issued options under the 2014 Plan. As of April 29, 2016, there were no options outstanding. The 2014 Plan provides for standard anti-dilution adjustments. However, no such adjustments will be made except pursuant to written assurance from the staff of the SEC or exemptive relief from the SEC.

Benefits and Perquisites

Our NEOs are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees. The Committee periodically reviews the levels of benefits provided to executive officers. The NEOs participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted a match for the Company’s 401(k) savings plan which consists of a discretionary match of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation. For 2015, a match of approximately $182,000 in cash was approved and paid in April 2016.

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The perquisites we provided in fiscal 2015 consist of premiums on life insurance policies for Mr. Sloane, the Company’s Chief Executive Officer, in the amount of $3,135.

Compensation of the Chief Executive Officer

The Committee’s decisions regarding compensation of Mr. Sloane are guided by the same policies and considerations that govern compensation of the Company’s other NEOs.  While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s base salary was increased to $400,000 in March 2014 and increased to $500,000 in 2015. Mr. Sloane earned a $500,000 bonus for 2015 that was paid in 2016 and a $100,000 bonus earned in 2014 that was paid in 2015.

At the time of the BDC Conversion, in which Newtek Business Services, Inc. merged with and into the Company, awards previously granted to Mr. Sloane with vesting dates of May 2016 and February 2015, were vested, with values as of date of award of $139,500 and $680,000 respectively.

Mr. Sloane did not receive a grant of Common Shares or options in 2015 or 2014. The Committee has determined that this salary and bonus package is competitive with the labor market median for someone with Mr. Sloane’s skills and talents and is reflective of the Company’s current cash and financial position and the status of the Company’s Common Shares.

Compensation of the Other NEOs

The Committee approved the 2015 compensation for Craig Brunet, Jennifer Eddelson, Peter Downs, Matthew Ash, Michael Schwartz and Dean Choksi as recommended to it by the Chief Executive Officer.

2015 NEOs

Ms. Eddelson’s base salary was $260,000 in 2015 and was $240,000 in 2014. Ms. Eddelson received a $100,000 cash bonus in 2015 (paid in 2016) and a $90,000 cash bonus in 2014 (paid in 2015). Ms. Eddelson was awarded 2,000 Common Shares in 2013 which vested in 2014 in connection with the BDC Conversion, valued at $18,600. Ms. Eddelson was awarded 3,000 and 7,000 Common Shares in 2011 and 2012, respectively, which vested in July 2014, valued at $25,500 and $56,000, respectively.

Mr. Down’s base salary was $325,000 in 2015 and was $290,000 in 2014, and he received a $100,000 cash bonus in 2015 (paid in 2016) and an $85,000 cash bonus in 2014 (paid in 2015). Mr. Downs was awarded 10,000 and 4,000 Common Shares in 2011 and 2013, respectively, which vested in 2014 in connection with the BDC Conversion valued at $85,000 and $37,200, respectively.

Mr. Schwartz’s base salary was $200,000 in 2015. Mr. Schwartz received a $70,000 cash bonus in 2015 (paid in 2016).

Mr. Choksi’s base salary was $200,000 in 2015. Mr. Choksi received a $35,000 cash bonus in 2015 (paid in 2016).

Former NEOs

Mr. Brunet’s base salary was $225,000 in 2015 and $200,000 in 2014. Mr. Brunet earned a $35,000 cash bonus for 2015 (paid in 2015) and a $30,000 cash bonus for 2014 (paid in 2015). Mr. Brunet was awarded 2,120, 10,000 and 2,000 Common Shares in 2010, 2011 and 2013, respectively, which vested in 2014 in connection with the BDC Conversion, valued at $13,250, $85,000 and $18,600, respectively.

Mr. Ash’s base salary for 2015 was $144,000 and 2014 was $238,000. Mr. Ash received a $50,000 cash bonus in 2014 (paid in 2015). Mr. Ash was awarded 10,000 and 2,000 Common Shares in 2011 and 2013, respectively, which vested in 2014 in connection with the BDC Conversion valued at $85,000 and $18,600.

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Elements of Executive Compensation and 2015 Compensation Determinations

Base Salary. We believe that base salaries are a fundamental element of our compensation program. The Committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.

The Committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the Committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for the company; market data; the NEO’s total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our CEO.

The following table sets forth the 2014 and 2015 base salaries for our current NEOs.

NEO	2015 Base Salary	2014 Base Salary
Barry Sloane	$500,000	$400,000
Peter Downs	$325,000	$290,000
Jennifer Eddelson	$260,000	$240,000
Michael Schwartz(1)	$200,000	—
Dean Choksi(2)	$200,000	—

(1)	Mr. Schwartz was appointed Chief Legal Officer in January 2015 and Chief Compliance Officer in October 2015.
(2)	Mr. Choksi was appointed Treasurer in April 2015.

Annual Bonus Awards. The Committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. The Committee retains discretion in the sizing and awarding of cash bonuses for each NEO to ensure that individual bonus determinations appropriately balance the interests of the Company’s shareholders, while rewarding an NEO’s contributions to performance. In evaluating the performance of our NEOs to arrive at their 2015 cash bonus awards, the Committee considered the factors to determine the amount of salary and other benefits, as set forth above. The Committee also considered the following factors and aspects of the Company’s 2015 operating performance in the determination of specific NEO bonus awards:

•	the successful conversion to a BDC;
•	First year operating as a BDC;
•	Declaration of $1.71 per share cash dividend in 2015;
•	Payment of a $2.69 per share special dividend in 2015;
•	Completion of an equity and debt offering; and
•	Acquisition of Premier Payments LLC

The Committee further reviewed each NEO’s specific performance achievements and contributions to the Company’s 2015 financial performance.

When allocating bonus awards, the Committee also evaluated, the total compensation paid to the NEOs and other employees. Based on the foregoing considerations and analysis, and after due deliberation, the Committee awarded the 2015 NEOs the following annual cash bonuses with respect to 2015.

2015 NEOs	2015 Cash Bonus Award	As Percentage of 2015 Base Salary
Barry Sloane	$500,000	100%
Peter Downs	$100,000	31%
Jennifer Eddelson	$100,000	38%
Michael Schwartz	$70,000	35%
Dean Choksi	$35,000	25%

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Conclusion

The Committee believes that attracting and retaining talented and motivated management and employees is essential to creating long-term shareholder value. The Committee seeks to attract and retain management and employees by offering a competitive, performance-based compensation program which the Committee believes aligns the interests of the executive officers and other key employees with those of shareholders. We believe that the Company’s 2015 compensation program met those objectives.

Compensation Risk Assessment

Our Compensation, Corporate Governance and Nominating Committee aims to establish Company-wide compensation policies and practices that reward contributions to long-term shareholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, the Committee conducted an assessment of our compensation arrangements, including those for our named executive officers. The assessment process included, among other things, a review of our (1) compensation philosophy, (2) compensation mix and (3) cash and equity-based incentive plans.

In its review, among other factors, the Committee considered the following:

•	Our revenue model and our cash incentive plan encourage our employees to focus on creating a stable, predictable stream of revenue over multiple years, rather than focusing on current year revenue at the expense of succeeding years.

•	The distribution of compensation among our core compensation elements has effectively balanced short-term performance and long-term performance.

•	Our cash and equity-based incentive awards in conjunction with management efforts focus on both near-term and long-term goals.

•	Our cash and equity-based incentive awards contain a range of performance levels and payouts, to discourage executives from taking risky actions to meet a single target with an all or nothing result of compensation or no compensation.

Our executives are encouraged to hold a meaningful number of Common Shares pursuant to our stock ownership policy. Based upon this assessment, our Compensation, Corporate Governance and Nominating Committee believes that our Company-wide compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

2015 Advisory Vote on Executive Compensation; Continuing Stockholder Engagement

At our 2015 annual meeting of stockholders, our advisory vote on say-on-pay received strong support from our stockholders (approximately 98% of votes cast).

The Committee views as important the continuing dialogue with our shareholders on compensation and other governance matters. Given the benefits of shareholder engagement, we anticipate continuing our shareholder engagement efforts following the 2015 annual meeting and in advance of our future annual meetings.

Compensation, Corporate Governance and Nominating Committee Interlocks and Insider Participation

All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are present or past employees or paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee: (i) has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our Board of Directors.

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2015 Compensation, Corporation Governance and Nominating Committee Report

The Compensation, Corporate Governance and Nominating Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis for fiscal 2015 required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation, Corporate Governance and Nominating Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Salvatore Mulia, Chairman

Richard Salute

Samuel Kirschner

Summary Compensation Table

The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Accounting Officer, and next three most highly compensated executive officers (which we refer to as named executive officers) during 2015 and the two previous years.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards (3)		Option Awards (3)(7)	Non-Equity incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (in excess of $10,000) ($)	Totals ($)

2015 NEOs
Barry Sloane	2015	483,333	500,000	[1]	-		-	-	-	-	983,333
	2014	400,000	100,000	[2]	-		-	-	-	-	500,000
	2013	391,6671	100,000	[5]	139,500	[8]	-	-	-	-	631,167

Jennifer Eddelson	2015	256,667	100,000	[1]	-		-	-	-	-	356,667
	2014	240,000	90,000	[2]			-	-	-	-	330,000
	2013	240,000	50,000	[5]	18,600	[8]	-	-	-	-	308,600

Peter Downs[4]	2015	319,167	100,000		-		-	-	-	-	419,167
	2014	290,000	85,000	[2]			-	-	-	-	375,000

Michael Schwartz[9]	2015	191,667	70,000	[1]	-		-	-	-	-	261,667
Dean Choksi[11]	2015	141,667	35,000	[1]	-		-	-	-	-	176,667

Former NEOs
Matthew Ash[6]	2015	144,000	-		-		-	-	-	-	144,000
	2014	238,000	50,000	[2]			-	-	-	-	288,000
	2013	238,000	55,000	[5]	18,600		-	-	-	-	293,000

Craig Brunet[10]	2015	220,833	35,000		-		-	-	-	-	255,833
	2014	200,000	30,000	[2]			-	-	-	-	230,000
	2013	276,000	-		18,600	[8]	-	-	-	-	294,600

(1)	Cash bonus awarded for 2015 performance and paid in 2016.

(2)	Cash bonus awarded for 2014 performance and paid in 2015.

(3)	The value reported for Stock and Option Awards is the aggregate grant date fair value of options or stock awards granted to the named executive officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled “Stock-Based Compensation” to our financial statements in the Company’s Annual Report on Form 10— K for the fiscal year ended December 31, 2014.

(4)	Mr. Downs became a named executive officer in November 2014.

(5)	Cash bonus awarded for 2013 performance and paid in 2014.

(6)	Matthew Ash served as the Chief Compliance Officer from November 2014 to October 1, 2015. Mr. Ash assumed the position of Special Counsel effective October 1, 2015 and was replaced as Chief Compliance Officer by Michael Schwartz.

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(7)	Messrs. Sloane, Brunet, Downs and Ash were each granted an option to acquire 300 Company Shares with an exercise price of $20.00 per share in exchange for the extension of the vesting period on their stock awards from July 2014, to February 2015. These options expired unexercised on the BDC conversion date of November 11, 2014.
(8)	Stock grant awarded for 2012 performance, granted in 2013.
(9)	Mr. Schwartz was appointed Chief Legal Officer as of January 2015. The Company’s Board of Directors appointed Mr. Schwartz the Company’s Chief Compliance Officer, effective October 1, 2015.
(10)	Effective as of January 1, 2016, Craig Brunet retired from his position as Chief Information Officer of the Company and John Raven has been appointed the Chief Information Security Officer and Chief Technology Officer of the Company.
(11)	Mr. Choksi was hired as Treasurer and Senior Vice President of Finance in April 2015.

Equity Compensation Plans

No grants were made in the fiscal year ended December 31, 2015 with respect to our Common Shares that may be issued under our equity compensation plans.

Grants of Plan-Based Awards

There were no grants to our NEOs in the fiscal year ended December 31, 2015.

Outstanding Equity Awards at 2015 Year End

There were no outstanding equity awards held by our NEOs as of December 31, 2015.

Options Exercised and Stock Vested

No options were exercised or restricted stock vested in 2015. As discussed above, on November 12, 2014, Newtek Business Services, Inc. merged with and into the Company for the purpose of reincorporating in Maryland, and thereafter filed an election to be regulated as a BDC under the 1940 Act. As a result, on or before November 11, 2014, all outstanding awards of stock options and restricted stock of Newtek Business Services, Inc. vested, were exercised and were converted into Common Shares of the Company.

	Options Awards (1)		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)
2015 NEOs
Barry Sloane	—	—	48,783	1,239,750
Jennifer Eddelson	6,000	32,600	11,261	157,100
Peter Downs	2,552	33,300	8,824	182,700
Michael Schwartz(4)	—	—	—	—
Dean Choksi(5)	—	—	—	—
Former NEOs
Matthew Ash(3)	5,184	85,300	7,926	156,600
Craig Brunet (2)	13,889	215,000	9,538	184,266

(1)	As a result of the Merger, all outstanding awards of stock options and restricted Common Shares vested, were exercised and were converted into Common Shares of the Company on or before November 11, 2014. The amounts in the table above reflect the net shares issued after exchange of shares for payment of taxes.
(2)	Effective as of January 1, 2016, Craig Brunet retired from his position as Chief Information Officer of the Company and John Raven has been appointed the Chief Information Security Officer and Chief Technology Officer of the Company.
(3)	Matthew Ash served as the Chief Compliance Officer from November 2014 to October 1, 2015. Mr. Ash assumed the position of special counsel to the Company in October 2015 and was replaced as Chief Compliance Officer by Michael Schwartz.
(4)	The Company’s Board of Directors appointed Michael Schwartz, the Chief Legal Officer of the Company, as the Company’s Chief Compliance Officer, effective October 1, 2015.
(5)	Mr. Choksi was hired as Treasurer and Senior Vice President of Finance in April 2015.

Employment Agreements

The Company entered into separate employment agreements with the following named executive officers during 2015 (each, an “Employment Agreement”):

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•	Barry Sloane, as Chairman, Chief Executive Officer and President;

•	Jennifer Eddelson, as Executive Vice President and Chief Accounting Officer;

•	Matthew Ash, as Chief Compliance Officer;

•	Craig Brunet, as Chief Information Officer; and

•	Michael Schwartz, as Chief Legal Officer and Secretary.

Mr. Sloane’s, Ms. Eddelson’s and Mr. Schwartz’ employment agreements were renewed as of March 1, 2016 for terms through March 31, 2017, at annual base salaries of $600,000, $275,000 and $250,000, respectively. Aside from base salaries, the other terms and provisions of the employment agreements remained the same.

Generally, under the Employment Agreements, Messrs. Sloane, Schwartz, Brunet, and Ash, and Ms. Eddelson were entitled to a set base compensation, cash bonuses pursuant to the Company’s Annual Cash Bonus Plan or by the action of the board of directors, and incentive compensation at the discretion of the Compensation, Corporate Governance and Nominating Committee. In addition, Messrs. Schwartz and Sloane and Ms. Eddelson are entitled to other benefits, such as participation in retirement and medical and other plans, executive benefits, and vacation and sick leave. The Employment Agreements also provide for severance payments in the case of termination without just cause, as defined therein, or of resignation with good reason, as defined therein. Under the Employment Agreements, during the term of their employment, Messrs. Schwartz and Sloane and Ms. Eddelson agree to devote substantially all of their business time to the Company and to not engage in any business or activity contrary to the business or affairs of the Company. The Company agrees to indemnify Messrs. Schwartz and Sloane and Ms. Eddelson for any and all loss, expenses, or liability that he or she may incur as a result of his or her services for the Company.

Mr. Sloane’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $500,000;

•	at least one annual salary review by the Board of Directors;

•	participation in any discretionary bonus plan established for senior executives;

•	retirement and medical plans, customary fringe benefits, vacation and sick leave; and

•	$2 million of split-dollar life insurance coverage.

Ms. Eddelson’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $260,000;

•	at least one annual salary review by the Board of Directors;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Schwartz’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $200,000;

•	at least one annual salary review by the Board of Directors;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Brunet’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $225,000;

•	at least one annual salary review by the Board of Directors;

•	participation in any discretionary bonus plan established for senior executives; and

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•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Ash’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $144,000;

•	at least one annual salary review by the Board of Directors;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Payments upon Change of Control

Mr. Sloane’s employment agreement provided for a payment in the event of non-renewal of his employment in an amount equal to one and one-half (1.5) times, or in the case of a change of control or termination other than for cause of the agreement an amount equal to two (2) times, the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Mr. Brunet’s, Ms. Eddelson’s, Mr. Ash’s and Mr. Schwartz’ employment agreements provided for a payment in the case of termination other than for cause or in connection with a change in control of the agreement equal to two (2) times the executive’s “base amount” as defined in §280G(b)(3) of Internal Revenue Code of 1986.

Each employment agreement contained a non-competition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee’s duties under the agreement.

The employee is not prohibited, however, from serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the Board of Directors, will not present conflicts of interest with the Company; or investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.

Under each of the employment agreements, the Company may terminate an employee’s employment for “just cause” as defined in the agreement, and upon the termination, no severance benefits are available. If the employee voluntarily terminates his employment for “good reason” as defined in the agreement, or the employee’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement. The employee is able to terminate voluntarily his agreement by providing 60 days written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

Post Termination Payments

The table below reflects the amount of compensation that would have been payable to the executive officers under these arrangements if the hypothetical termination of employment events described above had occurred on December 31, 2015, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.

These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation, Corporate Governance and Nominating Committee deems appropriate.

The actual amounts that would be paid upon Mr. Sloane’s termination of employment can be determined only at the time of his separation from the Company.

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	Post Termination Payments
Name	Change in Control	Non-Renewal	Termination without cause
2015 NEOs
Barry Sloane	$1,559,316	$1,500,000	$2,000,000
Jennifer Eddelson	$603,189	—	$360,000
Michael Schwartz(2)	$417,474	—	$320,000
Former NEOs
Matthew Ash(2)	$260,000	—	$260,000
Craig Brunet(1)	$144,000	—	$144,000

(1)	Effective as of January 1, 2016, Craig Brunet retired from his position as Chief Information Officer of the Company and John Raven has been appointed the Chief Information Security Officer and Chief Technology Officer of the Company.
(2)	Matthew Ash served as the Chief Compliance Officer from November 2014 to October 1, 2015. Mr. Ash assumed the title of Special Counsel effective October 1, 2015 and was replaced as Chief Compliance Officer by Michael Schwartz.

Nonqualified Deferred Compensation

The Company did not have any nonqualified deferred compensation in the year ended December 31, 2015.

Pension Benefits

The Company had no obligation under pension benefit plans to the named executive officers as of December 31, 2015.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid by the Company is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may, in the future, approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments under its three incentive stock plans in accordance with the requirements of ASC Topic - 718.

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PROPOSAL II – RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors of directors has reappointed RSM US LLP (formerly known as McGladrey LLP) (“RSM”) as our independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2016, and the Audit Committee has asked that this selection be ratified by our shareholders.

Representatives of RSM are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The ratification of the selection of RSM as our independent accountants for the fiscal year ending December 31, 2016 will require the affirmative vote of the holders of a majority of the outstanding Common Shares voted at the Annual Meeting, in person or represented by proxy. In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes will be voted as instructed by the broker. In the event this Proposal is not approved, the Audit Committee will take such fact into account in selecting the Company’s independent accountants for the year ending December 31, 2016 but the Audit Committee is not bound by the outcome of the vote.

THE BOARD BELIEVES THAT A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” SUCH PROPOSAL.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees and Services

Fees for professional services rendered to the Company by RSM during the fiscal year ended December 31, 2015 were as follows (in thousands):

Audit Fees	$652
Audit related fees	34
Tax Fees	-
All other fees	152

Total Fees	$838

Fees for professional services rendered to the Company by RSM during the fiscal year ended December 31, 2014 were as follows (in thousands):

Audit Fees	$940
Audit related fees	130
Tax Fees	—
All other fees	398

Total Fees	$1,468

Audit Fees: The audit fees for the fiscal years ended December 31, 2015 and 2014 were for professional services rendered in connection with the audits of the Company’s annual financial statements, assistance with review of documents filed with the SEC, consents and other services required to be performed by our independent registered public accounting firm.

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Audit-Related Fees: All other fees billed to the Company by RSM during the fiscal years ended December 31, 2015 and 2014for non-audit services and assurance and related services for attestations not required by law. In 2014 the amount represented fees for stand-alone audits required by the Company’s lender.

Tax Fees: No fees were billed to the Company by RSM during the fiscal years ended December 31, 2015 and 2014 or professional services rendered in connection with tax compliance, tax advice, and tax planning.

All Other Fees: Non-audit related services billed by RSM were primarily related to the Company’s Form N-2 and other SEC filings.

In accordance with the Audit Committee Charter, all of the foregoing audit and non-audit fees paid to, and the related services provided by, RSM were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors, through its Audit Committee, and in accordance with its written Charter, reviews the audit function, internal controls and financial statements of the Company. The Committee consists solely of directors who are not Company employees and are considered “independent” under applicable rules of the SEC and NASDAQ. In 2015, the Audit Committee convened five times to discuss with management and the independent auditors their respective accounting, auditing and financial reporting responsibilities with respect to the fiscal years 2015 and 2014.

In connection with the December 31, 2015 financial statements of the Company, the Audit Committee: (1) reviewed and discussed the audited and interim unaudited financial statements with management; (2) discussed with the auditors the matters required by Auditing Standard No. 16 of the Public Company Accounting Oversight Board’s (“PCAOB”) Rule 3526, Communication with Audit Committees Concerning Independence, and (3) received and discussed with the auditors the matters required by Independence Standards Board of Directors Statement No. 1. In discharging these oversight responsibilities as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditor and the Company that might bear on the auditors’ independence and discussed with the auditors any relationships that may impact their objectivity and independence. Based upon these procedures and discussions with Company management, the Audit Committee considered whether it was necessary to exclude RSM from performing any work for the Company separate and apart from auditing the Company’s financial statements. After a thorough analysis, the Audit Committee concluded that at this time there was no conflict that would jeopardize auditor independence and that it is satisfied as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls.

The Audit Committee, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2015, with management and the independent auditors. Based upon these reviews and the resulting discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission.

Date: April 29, 2016	Respectfully submitted, Richard Salute, Chairman Salvatore Mulia Samuel Kirschner

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PROPOSAL III – APPROVAL OF THE AMENDED AND RESTATED 2014 STOCK PLAN

On April 27, 2015, the Compensation, Corporate Governance and Nominating Committee and the Board of Directors approved the Amended and Restated 2014 Stock Incentive Plan (the “Amended Stock Plan”), subject to shareholder approval of this Proposal III. Since the Company’s early years, our Board of Directors has granted restricted stock and stock options as a form of long-term equity incentive compensation. Due to our conversion to a BDC, the Company’s current equity incentive plan, the 2014 Stock Plan, allows the Company to grant only options to purchase the Company’s stock pursuant to terms determined by the Compensation, Corporate Governance and Nominating Committee. The Compensation, Corporate Governance and Nominating Committee believes that, going forward, the flexibility to use restricted stock, in addition to stock options, would assist us significantly in achieving our intended objectives with respect to long-term equity incentive compensation (see “Reasons for the Proposal” below), and we recently have sought exemptive relief from the SEC to be able to offer an alternative equity incentive to our employees and directors, including our non-employee directors. On May 10, 2016, we received an exemptive order permitting us to award shares of restricted stock to our employees, officers, and non-employee directors, subject to the shareholder approval provided in this Proposal III.

The Amended Stock Plan permits us to issue awards of stock options and restricted stock in an aggregate amount of up to 20% of our issued and outstanding shares of common stock (the “Plan Maximum Shares”) as of the effective date of the plan. Under the Amended Stock Plan, all of the Plan Maximum Shares are available for grants of stock options, and half of the Plan Maximum Shares (up to 10% of our issued and outstanding common stock as of the effective date of the Amended Stock Plan) is available for grants of restricted stock. The Compensation, Corporate Governance and Nominating Committee believes that restricted stock is the best method of encouraging stock ownership in the Company by eligible participants by giving them a proprietary interest in the Company’s performance, which more closely aligns compensation with the Company’s performance and provides a means to attract and retain persons of outstanding ability in key positions with the Company. If in the future we successfully grow our assets under management and our NAV, we may choose to increase the number of employees of the Company. The Compensation, Corporate Governance and Nominating Committee may or may not choose to consider the use of stock options for incentive compensation of these employees. We believe that with our current size, the use of restricted stock alone will allow the Company to more successfully compete with private sector venture capital firms with respect to hiring and retaining personnel.

The Company’s Board of Directors and its Compensation, Corporate Governance and Nominating Committee, which consists entirely of directors who are not employees of the Company, believe that in light of the Company’s plan for growth, stock-based incentive compensation, particularly the award of restricted stock, advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of officers and directors with the interests of our shareholders.

We are submitting the Amended Stock Plan to our shareholders for approval in order to comply with the 1940 Act, the exemptive order from the SEC and NASDAQ listing rules, in order to exempt grants under the plan for purposes of Rule 16b under the Exchange Act, and so that awards under the plan intended to qualify as “performance based compensation” under Section 162(m) of the Code may so qualify.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

Reasons for the Proposal

The Board of Directors, the Compensation, Corporate Governance and Nominating Committee and executive management of the Company believe that, because the market for superior investment professionals is highly competitive, our successful performance depends on our ability to offer fair compensation packages to our key professionals that are competitive with those offered by other alternative asset management firms, particularly private venture capital firms. The highly specialized nature of our business, the competitiveness of the markets in which we operate and the skills and the importance of our employees make retention even more critical. We have not issued any equity-based compensation since 2014, and currently have no options outstanding under the 2014 Stock Plan. We believe that our ability to offer equity-based compensation to our professionals, which both aligns employee interests with shareholder interests and provides a valuable retention tool, is vital to our future growth and success.

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We believe that stock-based compensation advances the interests of the Company, but as a BDC, we are restricted under the 1940 Act in the forms of incentive compensation that we can provide to our employees. We compete with numerous venture capital funds, hedge funds and other investment firms for our investment professionals. Such firms commonly pay to their partners and employees up to 20% of the profits (including capital gains), or carried interest, of each newly raised fund under management. The 1940 Act generally prohibits us from compensating our officers in this manner as long as we are internally managed. We have established our equity based incentive program based on these considerations.

Prior to the BDC Conversion, our Board of Directors periodically granted stock options and restricted stock as a long-term equity incentive pursuant to the then-existing equity incentive plan. The Compensation, Corporate Governance and Nominating Committee believes that the continued use of restricted stock will allow the Company to better achieve its intended objectives with respect to long-term equity compensation because it is attractive from both the shareholder and employee perspective. For example, with our small market capitalization and float, the cashless exercise of stock options and sale of the underlying shares by employees in pre-arranged trading plans under SEC Rule 10b5-1 can potentially put downward pressure on our stock price and may result in mixed signals to the market. Currently, none of our named executive officers or other employees have a pre-arranged trading plan in place. We believe that grants of restricted stock in lieu of stock options will help alleviate these concerns.

On April 27, 2015, our Board of Directors adopted the Amended Stock Plan, subject to shareholder approval, and recommended that it be submitted to our shareholders for their approval at the Annual Meeting. The Board of Directors recommends approval of the Amended Stock Plan, which provides for the periodic issuance of shares of restricted stock for our employees, officers, and our non-employee directors and stock options for our employees and officers. The Corporate Governance and Nominating Committee believes it is in the best interest of the Company to maintain the flexibility to grant either stock options or restricted stock.

The Amended Stock Plan would enable us to offer our employees, officers and non-employee directors compensation packages that are competitive with those offered by our competitors, with less dilution to shareholders than would be the case in connection with granting stock options. In the case of stock options, compensation from awards results from the difference between the exercise price of a stock option and the current market price of the stock. As such, in many cases it takes significantly more stock options to generate the same level of compensation achieved with the issuance of restricted stock, and therefore the use of stock options as the sole equity incentive has the potential to create substantial additional dilution to shareholders. Additionally, we believe that the use of restricted stock would enhance our ability to hire and retain senior management and other key personnel. Ultimately, our ability to (1) identify investment opportunities in the marketplace, (2) make successful investments in our portfolio companies, and (3) provide managerial assistance to our portfolio companies, is highly dependent upon the abilities, performance records and reputations of our team members.

The significant differences between the Current Stock Plan and the Amended Stock Plan are summarized in the table below:

Current Stock Plan	Amended Stock Plan
The Compensation, Corporate Governance and Nominating Committee may grant stock options to employees at any given time	The Corporate Governance and Nominating Committee may grant awards up to 20% of issued and outstanding shares as of the date of the Annual Meeting, up to half of which may be granted as restricted stock and all of which may be granted as stock options, although the Corporate Governance and Nominating Committee intends not to grant any stock options for the foreseeable future

Permits grants of stock options only to employees	Permits grants of stock options to employees and officers and restricted stock awards to employees, officers and non-employee directors

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The effective date of the Amended Stock Plan is the date on which it is approved by our shareholders. If our shareholders approve this Proposal III at the Annual Meeting, the effective date of the Amended Stock Plan will be July 27, 2016. If our shareholders do not approve the Amended Stock Plan, the 2014 Stock Plan will remain in effect. Other than the 2014 Stock Plan, we have no plan in effect under which options and stock-based awards may be granted.

The following is a summary of certain principal features of the Amended Stock Plan. This summary is qualified in its entirety by reference to the complete text of the Amended Stock Plan. You are urged to read the actual text of the Amended Stock Plan in its entirety, which is set forth in Appendix A and incorporated by reference in this Proxy Statement.

Shares Available for Awards

Under the Amended Stock Plan, a maximum of 20% of our total shares of common stock issued and outstanding, calculated on a fully diluted basis, will be available for awards under the Amended Stock Plan as of the Annual Meeting date. Up to 10% of our total issued and outstanding shares will be available for grants of restricted stock. We expect to have 14,481,335 shares outstanding on the date of the Annual Meeting. Therefore, there would be 2,896,267 shares available for grant pursuant to the Amended Stock Plan. None of those shares are currently subject to stock options Under the Amended Stock Plan, no more than 50% of the shares of stock reserved for the grant of the awards under the Amended Stock Plan (up to an aggregate of 3,000,000 shares) may be restricted stock awards at any time during the term of the Amended Stock Plan. Therefore, approximately 1.44 million shares of common stock would be available for grants of restricted stock as of the Annual Meeting date if this Proposal III is approved As of May 20, 2016, the closing price of our common stock on the NASDAQ Global Market was $12.88 per share.

Shares issued under the Amended Stock Plan may be authorized but unissued shares or treasury shares. If any shares subject to an award granted under the plan are forfeited, cancelled, exchanged, or surrendered or if an award terminates or expires without a distribution of shares, or if shares of stock are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, those shares will again be available for awards under the plan.

No more than 25% of the shares of our common stock may be made subject to awards under the plan to any individual. In the event that the Compensation, Corporate Governance and Nominating Committee determines that any corporate event, such as a stock split, dividend or other distribution (including deemed dividends), reorganization, merger, consolidation, repurchase or share exchange, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Corporate Governance and Nominating Committee will make those adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares or other property that may thereafter be issued in connection with future awards, (ii) the number and kind of shares or other property that may be issued under outstanding awards, (iii) the exercise price or purchase price of any outstanding award and (iv) the performance goals applicable to outstanding awards.

The Company has no outstanding options under the current 2014 Stock Plan.

Pending and subject to shareholder approval of the Amended Stock Plan, the Board has approved the following grants of restricted stock awards:

Name	Number of Shares or Units that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights that have not Vested ($)[1]
Barry Sloane	n/a	n/a	26,400	$340,032
Jennifer Eddleson	n/a	n/a	6,600	$85,008
Peter Downs	n/a	n/a	6,600	$85,008
Michael A. Schwartz	n/a	n/a	6,600	$85,008
John Raven	n/a	n/a	3,300	$42,504
Dean Choksi	n/a	n/a	1,650	$21,252
Nilesh Joshi	n/a	n/a	1,650	$21,252
All Others	n/a	n/a	48,900	$629,832

1 Based on the closing price for our Common Shares of $12.88 on May 20, 2016

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Eligibility

The persons eligible to receive awards under the Amended Stock Plan are the members of our Board of Directors who are not employees of the Company, employee directors, officers, and other employees. Any shares of restricted stock or stock options that we grant under the Amended Stock Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any participant to us. As of the date of the Annual Meeting, approximately 30 persons will be eligible for participation in the plan, which includes 7 named executive officers, 20 other employees and 3 non-employee directors.

Administration

The Amended Stock Plan is to be administered by the Compensation, Corporate Governance and Nominating Committee, which is comprised solely of directors who are considered independent under the applicable listing standards of the NASDAQ and are not “interested persons” of the Company as such term is defined in Section 2(a)(19) of the 1940 Act. Subject to the terms and conditions of the Amended Stock Plan and the 1940 Act, the Compensation, Corporate Governance and Nominating Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specific times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Amended Stock Plan, and make all other determinations which may be necessary or advisable for the administration of the Amended Stock Plan. In addition, the entire Board of Directors may itself act to administer the Amended Stock Plan.

General Terms of Awards

Our Compensation, Corporate Governance and Nominating Committee is authorized to grant restricted stock awards. All restricted stock granted under the Amended Stock Plan will be evidenced by an agreement containing such terms and conditions as the Compensation, Corporate Governance and Nominating Committee may determine. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus the restricted stock granted is restricted as to transferability until such forfeiture restrictions have lapsed. The forfeiture restrictions on the restricted stock granted to non-employee directors pursuant to the Amended Stock Plan are intended to relate to continued service on our Board of Directors, and one-third of such shares granted will vest each year for three years after the date of grant.

If in the future stock options are granted under the Amended Stock Plan, the terms and conditions of stock options granted under the plan will be determined by the Compensation, Corporate Governance and Nominating Committee and set forth in an award agreement between the Company and the participant. The exercise price of an option granted under the plan will not be less than the fair market value of our common stock on the date of grant. The vesting of a stock option will be subject to such conditions as the Compensation, Corporate Governance and Nominating Committee may determine.

We will account for the Amended Stock Plan in accordance with the provisions of ASC 718, ‘Share-Based Payments,” which requires us to record the fair value of stock-based compensation arrangements on the date they are granted to employees as a liability or as a component of equity, depending on whether the obligations can be settled in cash or stock. Regardless of treatment as a liability or as a component of equity, these amounts must be expensed over the vesting period of the compensation arrangements. Under ASC 718, we will be required to select a valuation technique or option-pricing model that meets the criteria as stated in the standard.

Unless earlier terminated by our Board of Directors, the Amended Stock Plan will expire on the 10th anniversary of the date on which it is approved by our shareholders. The expiration of the Amended Stock Plan will not by itself adversely affect the rights of participants under awards that are outstanding at the time the Amended Stock Plan expires. Our Board of Directors may terminate, modify or suspend the plan at any time, provided that no modification of the plan will be effective unless and until any required shareholder approval has been obtained. The Compensation, Corporate Governance and Nominating Committee may terminate, modify or amend any outstanding award under the Amended Stock Plan at any time, provided that in such event, the award holder may exercise any vested options prior to such termination of such award.

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Since awards under the Amended Stock Plan will be determined by our Compensation, Corporate Governance and Nominating Committee and may vary from year to year and from participant to participant, benefits to be paid under the plan are not determinable at this time and are not determinable with respect to our last completed fiscal year assuming that the Amended Stock Plan had been in effect during such time.

Use of Restricted Stock

The Amended Stock Plan contemplates, among other things, grants of restricted stock. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until the forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the Amended Stock Plan may relate to continued employment with us (lapsing either on an annual or other periodic basis or on a “cliff” basis (at the end of a stated period of time)) or other restrictions deemed by our Compensation, Corporate Governance and Nominating Committee from time to time to be appropriate and in our and our shareholders’ best interests, including the achievement of performance goals. Our Compensation, Corporate Governance and Nominating Committee currently plans that the forfeiture restrictions for restricted stock granted to employees would lapse based on vesting schedule.

Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Compensation, Corporate Governance and Nominating Committee. An award of restricted stock entitles the participant to all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Compensation, Corporate Governance and Nominating Committee.

We believe that the particular characteristics of our business, including our dependence on key personnel to conduct our business effectively and the competitive environment in which we operate, require the use of equity-based compensation for our personnel. We strongly believe that the most appropriate form of equity-based compensation that we can offer is restricted stock. Relative to other forms of equity-based compensation, we believe that restricted stock will allow us to (1) develop superior alignment in shareholder interests and the interests of our employees and non-employee directors; (2) manage dilution associated with equity-based compensation; (3) preserve our cash and (4) match the return expectations of the business more closely with our equity-based compensation. We believe that restricted stock has a clear and meaningful benefit to our shareholders and our business prospects.

Alignment of our business plans, shareholders’ expectations and employee compensation is an essential component of our long-term business success. Our business plan involves managing investments over an extended period of time. Our success is dependent on our ability to grow NAV, and to generate capital gains from investments in privately held small businesses. We are restricted by 1940 Act regulations as to how we can compensate our employees for the expansion of our business, particularly if we remain an internally managed company. As a result, the Compensation, Corporate Governance and Nominating Committee currently believes that restricted stock is the preferred method of long-term incentive compensation to retain our employees as their roles expand with our growing business.

We believe that restricted stock motivates behavior that will encourage our continued growth and increase return expectations. Our primary strategy is to make investments in portfolio companies that can take five to ten years to mature and in the case of our controlled portfolio companies, with our executive officers providing significant managerial assistance to these companies. We believe that the use of restricted stock, with forfeiture provisions lapsing with a combination of time, NAV appreciation and stock price appreciation, more closely aligns our employees with our strategy, as compared with our use of stock options that generally vest based solely on time. Shares of restricted stock that are subject to forfeiture provisions should allow us to set objectives and provide meaningful rewards over time to employees who effectuate the targeted outcome of appreciation in NAV and stock price.

Use of Stock Options

The Compensation, Corporate Governance and Nominating Committee is authorized to grant non-qualified stock options (“NQSOs”). The exercise price of an option is determined by the Compensation, Corporate Governance and Nominating Committee, but may not be less than the fair market value of the shares on the date of grant. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Compensation, Corporate Governance and Nominating Committee, subject to a restriction that no option may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in cash, through broker-assisted cashless exercise procedures or by surrender of other outstanding awards having a fair market value equal to the exercise price. Under the terms of the Amended Stock Plan, stock options, once granted, may not be re-priced; however, they remain subject to all of the other terms and conditions of the Amended Stock Plan. Under the terms of the Amended Stock Plan, stock options may be granted to employees, but may not be granted to non-employee directors. We have requested exemptive relief that would allow plan participants to pay the exercise price of options that were or will be granted under the Amended Stock Plan with the Company’s Common Shares.

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Performance Goals

An award under the Amended Stock Plan consists of a right to receive an option or restricted stock, which may be made subject to the attainment of one or more performance goals. The performance goals may be set forth in an award agreement containing such terms and conditions as the Compensation, Corporate Governance and Nominating Committee may determine or may be used as a basis on which to determine the amount of or the right to an award. The Compensation, Corporate Governance and Nominating Committee has not historically based vesting or other rights under options on the attainment of performance goals and does not expect to do so in the future; however, the Compensation, Corporate Governance and Nominating Committee expects that awards of restricted stock under the Amended Stock Plan may be conditioned on attainment of performance goals. The Amended Stock Plan provides that performance goals will be based on one or more of the following criteria, determined by the Compensation, Corporate Governance and Nominating Committee in accordance with generally accepted accounting principles, where applicable:

•	adjusted net investment income or net realized income (per share or as a measure);

•	net unrealized and net realized gains;

•	stock price or total shareholder return;

•	return on capital (including return on total capital or return on invested capital) or return on investment;

•	increases in NAV;

•	dividends or dividends per share measures;

•	expense targets;
•	cash flow and liquidity measures; and
•	economic value added

Where applicable, the performance goals may be expressed in terms of maintaining or attaining a specified level of the particular criterion or attaining a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a subsidiary of the Company, all as determined by the Compensation, Corporate Governance and Nominating Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance goals is subject to certification by the Compensation, Corporate Governance and Nominating Committee.

Vesting, Forfeitures, and Acceleration

The Compensation, Corporate Governance and Nominating Committee may, in its discretion, determine the vesting schedule of options and restricted stock awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and restricted stock awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions on any award.

Amendment and Termination

Our Board of Directors may modify, revise or terminate the Amended Stock Plan at any time and from time to time, subject to the terms of (1) the order received from the SEC, (2) our certificate of incorporation and by-laws and (3) applicable law, including any requirement that such modification, revision or termination be approved by our shareholders. No awards under this Amended Stock Plan may be made after May 4, 2026, assuming that our shareholders approve this Proposal III at the Annual Meeting.

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Certain Federal Income Tax Effects

The following discussion of certain relevant federal income tax effects applicable to equity awards granted under the Amended Stock Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. Different rules may apply in the case of a participant that is subject to the reporting requirements of Section 16(a) of the 1934 Act. The discussion is general in nature and does not take into account a number of considerations that may apply based on the circumstances of a particular participant, and should not be relied upon as tax advice.

Restricted Stock

Generally, a grant under the plan of shares of our common stock which is subject to vesting and transfer restrictions, will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. In any case, we would receive a deduction corresponding to the amount of compensation included in the recipient’s income in the year in which that amount is so included. However, unless the Company has ordinary income (as distinct from capital gains) in excess of such deductions and its other expenses, the Company will be unable to utilize such deductions.

In accordance with applicable regulations, we will require any employee who is a recipient to pay to us an amount sufficient to satisfy required tax withholding in respect of such compensation income at the time the restrictions on the shares lapse or the recipient makes a Section 83(b) election. We have requested and received exemptive relief that would permit us to withhold shares to satisfy the tax withholding, rather than require employees to pay us cash. If we withhold shares to satisfy this tax withholding obligation, instead of requiring the payment of cash, the employee will nonetheless will be required to include in income the fair market value of the shares withheld.

Non-Qualified Stock Options

A participant generally will not be taxed upon the grant of a NQSO. Rather, at the time of exercise of such NQSO, the option holder will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the option holder recognizes as ordinary income. However, unless the Company has ordinary income (as distinct from capital gains) in excess of such deductions and its other expenses, the Company will be unable to utilize such deductions. If shares acquired upon exercise of an NQSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the holder) depending upon the length of time such shares were held by the holder.

In accordance with applicable Department of Treasury regulations, we will require any employee who exercises an option to pay to us an amount sufficient to satisfy required tax withholding in respect of such compensation income at the time of exercise. The SEC order permits us to withhold shares to satisfy the tax withholding, rather than require employees to pay us cash. If we withhold shares to satisfy this tax withholding obligation, instead of requiring the payment of cash, the employee will nonetheless will be required to include in income the fair market value of the shares withheld.

Exercise with Shares

Based upon a published ruling of the Internal Revenue Service, a participant who pays the exercise price upon exercise of an NQSO, in whole or in part, by delivering shares of the Company's common stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NQSOs. With respect to shares acquired upon exercise equal in number to the shares surrendered, the basis per share will be equal to the basis per share of the shares surrendered, and the holding period for capital gains purposes will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised.

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Limit on Deduction

Section 162(m) of the Code places a $1 million annual limit on the compensation deductible by the Company paid to certain of its executives. The limit does not, however, apply to “qualified performance-based compensation.” The Company believes that awards of options under the Amended Stock Plan, if any, will qualify for the qualified performance-based compensation exception to the deductibility limit. In addition, the Compensation, Corporate Governance and Nominating Committee will have the ability under the Amended Stock Plan to base eligibility for a grant of restricted stock or vesting of a restricted stock grant on the attainment of certain performance goals, as described above. To the extent that the Compensation, Corporate Governance and Nominating Committee does so, the Company believes that those grants should generally qualify for the qualified performance-based compensation exception to the deductibility limit.

Other Tax Consequences

State tax consequences may in some cases differ from those described above. In addition, Awards made under the Amended Stock Plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Unless marked to the contrary, the shares represented by the enclosed Proxy Card will be voted “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

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PROPOSAL IV – ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to the Securities and Exchange Commission rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. Although the vote is advisory and is not binding on the Board of Directors, the Company or the Compensation, Corporate Governance and Nominating Committee, the Compensation, Corporate Governance and Nominating Committee will take into account the outcome of the vote when considering future executive compensation decisions.

This proposal, commonly referred to as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our named executive officers and the executive compensation philosophy, policies and programs described in this Proxy Statement. We ask that you support the compensation of our named executive officers as disclosed under the heading “Executive Compensation”, including the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narrative disclosure.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE

RESOLUTION RELATED TO COMPENSATION OF NAMED EXECUTIVE OFFICERS

As described in the Compensation Discussion and Analysis section of this Proxy Statement, we seek to provide a compensation package that attracts and retains executive talent and to motivate them to achieve, and reward them for achieving, superior performance. We believe that our compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.

You are encouraged to read the detailed information under “Executive Compensation” beginning on page 13 of this Proxy Statement for additional details about our executive compensation programs.

The Board of Directors strongly endorses the Company’s executive compensation program and recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of Newtek Business Services Corp. hereby approve on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K to the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis compensation tables and narrative discussion.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE

RESOLUTION RELATED TO COMPENSATION OF NAMED EXECUTIVE OFFICERS

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PROPOSAL V – ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

Pursuant to the SEC rules adopted under the Dodd-Frank Act, we are conducting a shareholder advisory vote on the frequency of the “say-on-pay vote” contained in Proposal IV.

In particular, we are asking whether shareholders would prefer that the “say-on-pay” advisory vote occur every three years, every two years or every year. The option of one year, two years or three years that receives the highest number of votes cast by the Company’s shareholders will be taken as the consensus of the Shareholders on this matter. However, because the vote is advisory, it is not binding on the Board of Directors or the Company in any way and the Board may for reasons it deems in the best interests of the Company determine to present the matter to Shareholders on a more or less frequent schedule.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE “SAY-ON-PAY VOTE” BE TAKEN EVERY “ONE YEAR”

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote that occurs annually is the most appropriate alternative for the Company, and therefore, the Board of Directors recommends that you vote for an annual interval for the advisory vote on executive compensation. Please note that you are not being asked to approve or disapprove the Board of Directors’ recommendation, but rather to indicate your own choice of one, two or three years for this proposal.

In formulating its recommendation, the Board of Directors considered that an annual advisory vote on executive compensation will allow the Company’s shareholders to provide us with direct input on our compensation philosophy, politics and practices as disclosed in the Proxy Statement but will also give enough time for the decisions of the Board of Directors and the policies implemented to have effect. Additionally, the Board of Directors believes that such a frequency is consistent with the Board of Directors’ desire to implement “best practices” with respect to corporate governance. We understand that Shareholders may have different views as to what is the best approach for the Company and we look forward to hearing from shareholders on this proposal.

When casting your vote on your preferred voting frequency for advisory vote of named executive officer compensation, you may choose one of the following four frequency options: “1 year,” “2 years,” “3 years,” or “abstain”.

RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote of the shareholders on the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis compensation tables and narrative discussion.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE “SAY-ON-PAY VOTE” BE TAKEN EVERY “ONE YEAR”

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OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting. Under SEC rules, if a shareholder does not notify the Company within a reasonable time before the date of this Proxy Statement of such shareholder’s intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting, without any discussion of the matter in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON JULY 27, 2016

The Proxy Statement and Annual Report for the year ended December 31, 2015 are available at the special website: http://www.astproxyportal.com/ast/19720.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, Proxy Statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the SEC’s Public Reference Room in Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information will also be furnished upon written request to Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001 (before June 13, 2016) or Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042 (on or after June 13, 2016), Attention: Secretary, and can also be accessed through our website at www.thesba.com.

Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001 (before June 13, 2016) or Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042 (on or after June 13, 2016), Attention: Chief Legal Officer or call (212) 356-9500. Promptly upon receipt by us of such a request from a shareholder, separate proxy materials will be delivered to the requesting shareholder. Shareholders who currently receive multiple copies of the Proxy Statement at their addresses and would like to request “householding” of their communications should contact their brokers or the Company (if you hold registered shares).

CONFIDENTIALITY OF PROXIES

The Company’s policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law, to assert or defend legal claims, in a contested proxy solicitation or in the event that a shareholder makes a written comment on a Proxy Card or an attachment to it.

COSTS OF PROXY SOLICITATIONS; SHAREHOLDER COMMUNICATIONS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Shares. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by email without additional compensation.

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Shareholders may send written communications to the Board of Directors to the attention of the Board of Directors, c/o Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001 (before June 13, 2016) or c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042 (on or after June 13, 2016). Shareholder communications must be signed by the shareholder and identify the number of Common Shares held by the shareholder. Each properly submitted shareholder communication will be provided to the Board of Directors at its next meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Proxy Statement and proxy relating to the 2017 Annual Meeting of Shareholders of the Company, which will be held on or about June 15, 2017, any shareholder proposal to take action at such meeting must be received by the Secretary of the Company at 212 West 35th Street, 2nd floor, New York, New York 10001 (before June 13, 2016) or 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042 (on or after June 13, 2016) no later than February 3, 2017. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and proxy relating to the 2016 Annual Meeting of Shareholders, or to consider and vote upon at any such meeting, any shareholder proposal which does not meet all of the requirements established by the SEC or the Company’s Restated Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

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By order of the Board of Directors,

Michael A. Schwartz, Secretary

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Appendix A

NEWTEK BUSINESS SERVICES CORP.
2015 STOCK INCENTIVE PLAN

1.	PURPOSE OF THE PLAN.

The purpose of this Plan is to advance the interests of the Newtek Business Services Corp. (the “Company”) through providing select Employees, Directors and Officers of the Company with the opportunity to acquire Common Stock and Restricted Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to promote the success of the business. The Plan is not tax-qualified under Section 401(a) of the Code.

2.	DEFINITIONS.

As used herein, the following definitions shall apply.

(a)          “1940 Act” shall mean the Investment Company Act of 1940, as amended, and the rulings issued and regulations thereunder.

(b)          “Account” shall mean a bookkeeping account maintained by the Company in the name of a Participant.

(c)          “Affiliate” shall mean any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code. The Company may at any time by amendment provide that different ownership thresholds apply (consistent with Section 409A of the Code). Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Board, a corporation or entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.

(d)          “Agreement” shall mean a written agreement entered into in accordance with Section 5(c) of the Plan.

(e)          “Award” shall mean an Option or Restricted Stock awarded pursuant to the Plan.

(f)          “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

(g)          “Change in Control” shall mean any one of the following events: (i) the acquisition following the Effective Date of ownership, holding or power to vote more than 25% of the Company’s voting shares by any person or persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (ii) the acquisition of the ability to control the election of a majority of the Board by any person or persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (iii) the acquisition of a controlling influence over the management or policies of the Company by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the “Continuing Directors”) who at the beginning of such period constitute the Board (the “Existing Board”) cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining Change in Control, the term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

(h)          “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rulings issued and regulations promulgated thereunder.

(i)          “Committee” shall mean the committee appointed by the Board to administer the Plan, in accordance with Section 5(a) hereof.

(j)          “Common Stock” shall mean the common stock, par value $0.02 per share, of the Company.

(k)          “Company” shall mean Newtek Business Services Corp., and its successors and assigns.

(l)          “Continuous Service” shall mean the absence of any interruption or termination of service as an Employee, Director or Officer. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or transfers between payroll locations of the Company or between the Company and a successor, provided the Participant is continuously performing services for the Company.

(m)          “Director” shall mean any member of the Board.

(o)          “Disability” shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company.

(p)          “Effective Date” shall mean the date specified in Section 14 hereof.

(q)          “Employee” shall mean any person employed by the Company.

(r)          “Employee Director” shall mean any member of the Board who is an Employee.

(s)          “Exercise Price” shall mean the price per Optioned Share at which an Option may be exercised.

(t)          “ISO” shall mean an Option which an Agreement identifies as an “incentive stock option” within the meaning of Section 422 of the Code and which satisfies the requirements under Section 422 of the Code to qualify as an “incentive stock option.”

(u)          “Market Value” shall mean the fair market value of the Common Stock, as determined under Section 7(b) hereof.

(v)          “Non-Employee Director” shall have the meaning provided in Rule 16b-3.

(v)          “Non-ISO” shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan but which an Agreement identifies as not being an ISO or which by operation or the terms of grant fails to satisfy the requirements of Section 422 of the Code.

(w)          “Officer” shall mean any officer of the Company.

(x)          “Option” shall mean an ISO or a Non-ISO.

(y)          “Optioned Shares” shall mean shares of Common Stock subject to an Option granted pursuant to this Plan.

(z)          “Participant” shall mean any person who receives an Award pursuant to the Plan.

(aa)        “Performance Award” means an Award made pursuant to this Plan that is subject to the attainment of one or more performance goals.

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(bb)        “Plan” shall mean this Newtek Business Services Corp. 2015 Stock Incentive Plan.

(cc)        “Restricted Stock” shall mean a grant of Common Stock under Section 9 of this Plan that is subject to certain restrictions and a risk of forfeiture.

(dd)        “Rule 16b-3” shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(ee)        “Year of Service” shall mean a full twelve-month period, measured from the grant date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

3.	TERM OF THE PLAN AND OPTIONS.

(a)          Term of the Plan. This Plan shall remain in effect until terminated by the Board. Termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect in accordance with their terms until they have been earned and paid, or by their terms expire or are forfeited. No Option shall be granted under the Plan after ten years from the Effective Date.

(b)          Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Common Stock representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

4.	COMMON STOCK SUBJECT TO THE PLAN; CERTAIN LIMITS.

(a)          Share Reserve. Except as otherwise required under Section 11, the aggregate number of shares of Common Stock deliverable pursuant to Awards shall not exceed three million (3,000,000) shares of Common Stock. Such shares may either be authorized but unissued shares or shares held in treasury. The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any Restricted Stock issued and outstanding pursuant to the Plan, will not at the time of issuance of any warrant, option, right or share of Restricted Stock under the Plan, exceed 20 percent of the outstanding voting securities of the Company. If any Award should expire, become unexercisable, or be forfeited for any reason, the shares subject to the Award shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

(b)          Limits on Individual Grants. The maximum number of shares of Common Stock for which an Employee or Employee Director may be granted Awards in any calendar year is 250,000 shares, subject to adjustment as described herein.

(c)          Limits on Grants of Restricted Stock. The amount of Restricted Stock issued and outstanding will not at the time of issuance of any shares of Restricted Shares exceed 10% of the outstanding voting securities of the Company. No single person shall be granted Awards of Restricted Stock relating to more than 25% of the shares reserved for issuance under the Plan.

5.	ADMINISTRATION OF THE PLAN.

(a)          Composition of the Committee. The Plan shall be administered by the Committee, appointed by the Board, and consisting of at least two members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board. Notwithstanding the foregoing, with respect to Awards granted to Non-Employee Directors, the Board will act as the Committee.

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(b)          Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. The Committee may delegate its power and authority to a sub-committee or, with respect to Participants who are not elected Officers and/or subject to section 16 of the Securities Exchange Act of 1934, to one or more Officers, subject to guidelines established by the Committee. The Committee will delegate it power and authority to a sub-committee consisting of at least two Non-Employee Directors who are “outside directors” within the meaning of Section 162(m) of the Code, with respect to the grant or administration of an Award intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee. A “required majority”, as defined in Section 57(o) of the 1940 Act, will approve the issuance of Awards in accordance with Section 61(a)(3)(A)(iv) of the 1940 Act.

(c)          Agreement. Each Award shall be evidenced by an Agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of an Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, if applicable, (ii) the number of shares of Common Stock subject to the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, (iv) the restrictions, if any, to be placed upon such Award, or upon shares of Common Stock which may be issued upon exercise of such Award, and (v) whether the issuance or vesting of any shares of Common Stock is conditioned upon the achievement of certain performance metrics. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company with respect to Awards granted to Employee Directors and Employees and to cause them to be delivered to the recipients of the Awards. The Chairman of the Board and such other Directors and officers as shall be designated by the Board are hereby authorized to execute Agreements on behalf of the Company with respect to Awards granted to Non-Employee Directors and to cause them to be delivered to the recipients of the awards.

(d)          Effect of the Committee’s Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(e)          Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company’s governing instruments and insurance policies with respect to the indemnification of Directors.

6.	GRANT OF OPTIONS.

(a)          General Rule. The Committee shall have the discretion to grant Employees, Employee Directors and Officers Options to purchase Optioned Shares, which shall be subject to any restrictions or conditions imposed pursuant to Sections 5 or 17 of this Plan, provided, that ISOs may not be granted to Officers who are not also Employees or Employee Directors. Options may not be granted to any Non-Employee Director or to any employee, director or officer of any Affiliate who is not also an Employee, Employee Director or Officer.

(b)          Special Rules for ISOs. The aggregate Market Value, as of the date an Option is granted, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

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7.	EXERCISE PRICE FOR OPTIONS.

(a)          Limits on Committee Discretion. The Exercise Price for an Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an ISO to be granted to an Employee who owns shares of Common Stock representing more than 10% of the Company’s outstanding Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares on the date of grant.

(b)          Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the average of the highest and lowest selling price on such exchange on the last date on which a Share was sold. If the Common Stock is not traded on a national securities exchange on the date in question, then the Market Value per Share shall be its fair market value as determined by the Committee in its sole and absolute discretion in accordance with Section 409A of the Code, provided that such fair market value shall not be less than the Company’s then-current net asset value as determined for purposes of section 61(a)(3)(A)(iii) of the 1940 Act.

8.	EXERCISE OF OPTIONS.

(a)          Generally. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an Agreement granting an Option, each Option shall became vested and exercisable according to the following schedule:

Years of Continuous Service	Vested Percentage (applied to Optioned Shares)
Less than 1	0%
1	25%
2	50%
3	75%
4 or more	100%

Notwithstanding the foregoing, each Participant shall become fully (100%) vested immediately (i) upon termination of the Participant’s Continuous Service due to the Participant’s Disability or death, or (ii) upon a Change in Control or, if earlier, the execution of a definitive agreement to effect a Change in Control. An Option may not be exercised for a fractional Share.

(b)          Procedure for Exercise. A Participant may exercise an Option in whole or in part, subject to provisions relative to its termination and limitations on its exercise, only by delivery to the Committee or its designee, in accordance with procedures for the exercise of Options as the Committee may establish from time to time, of (i) written notice of intent to exercise the Option with respect to a specified number of whole shares of Common Stock, (ii) payment to the Company (contemporaneously with delivery of such notice) of the amount of the Exercise Price for the number of shares of Common Stock with respect to which the Option is then being exercised in (A) cash, or, if so permitted by the Board and if permitted by the 1940 Act and otherwise legally permissible, (B) through a net settlement, using shares of Common Stock received in the Option exercise or other shares of Common Stock owned by the Participant, (C) by such other means of payment that may be acceptable to the Board, or (D) in any combination of the foregoing permitted forms of payment, (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; and (iv) in the event that the Option or portion thereof shall be exercised by any individual other than the Participant, appropriate proof of the right of such individual to exercise the Option or portion thereof. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at their Market Value at the date of exercise. Notwithstanding the foregoing, if the Exercise Price may be paid in Common Stock as provided above, Common Stock delivered by the Participant may be shares of Common Stock which were received by the Participant upon exercise of one or more previously exercised Options, but only if such Common Stock has been held by the Participant for at least six months, or such other period of time as is required, in the opinion of the independent auditor for the Plan, to avoid adverse financial accounting results.

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(c)          Period of Exercisability. Except to the extent otherwise provided herein or in the terms of an Agreement, an Option may be exercised by a Participant only while he has maintained Continuous Service from the date of the grant of the Option, or within ninety (90) days after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire). Notwithstanding the foregoing, the Participant’s rights to exercise such option shall expire:

(1)          immediately upon termination of the Participant’s Continuous Service due to “Just Cause” which for purposes hereof shall have the meaning set forth in any unexpired employment, consulting, severance, retention, change-in-control or similar written agreement between the Participant and the Company or an Affiliate (and, in the absence of any such agreement, shall mean termination because of the Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), as determined by the Committee in its discretion or pursuant to a final cease-and-desist order;

(2)          immediately upon a determination by the Committee that the Participant has violated a non-competition provision contained in any unexpired employment, or consulting, or other written agreement between the Participant and the Company or an Affiliate;

(3)          two years from the date on which the Participant’s Continuous Service terminates due to his death (but not later than the date on which the Option would otherwise expire), during which time the Option may be exercised (to the extent that the Participant would have been entitled to exercise it immediately prior to his death) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution; or

(4)          ninety (90) days following the termination of Participant’s Continuous Service for reasons other than Just Cause or death of the Participant

(d)          Effect of the Committee’s Decisions. The Committee’s determination whether a Participant’s Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

9.	RESTRICTED STOCK.

(a)          Grants to Employees. The Committee shall have the discretion to grant Restricted Stock to Employees. The Committee shall notify the Participant in writing of the grant of the Award, the number of shares covered by the Award, and the terms upon which the shares subject to the Award may vest. The Committee shall maintain records as to all grants of Restricted Stock under the Plan.

(b)          Grants to Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, each Participant who is a Non-Employee Director shall be granted up to 2,000 shares of Restricted Stock at the beginning of each one-year term of service on the Board. One-third of such shares of Restricted Stock shall vest on each of the next three anniversaries of the date of grant, provided that such Participant’s director relationship has not been terminated prior to such anniversary. Each grant of Restricted Stock to Non-Employee Directors will be made pursuant to this schedule and will not be changed without Commission approval.

(c)          Vesting. Except for grants to Non-Employee Directors and unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an Agreement, Restricted Stock granted to Employees will become vested according to the following schedule:

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Years of Continuous Service	Vested Percentage
Less than 1	0%
1	25%
2	50%
3	75%
4 or more	100%

Notwithstanding the foregoing, each Participant shall become fully (100%) vested immediately (i) upon the termination of the Participant’s Continuous Service due to the Participant’s Disability or death, or (ii) upon a Change in Control, or, if earlier, the execution of a definitive agreement to affect a Change in Control. Unless the Committee expressly provides otherwise, immediately upon the cessation of Continuous Service (as determined under criteria established by the Committee), that portion, if any, of any Restricted Stock that is not then vested will be returned to the Company and will be available to be issued as Awards under the Plan. The Board may provide in any Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from any cause, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(d)          Dividends. Dividends, including deemed dividends, paid on Restricted Stock shall be paid at the dividend payment date, in cash or in shares of Common Stock having a Market Value equal to the amount of such dividends. Unless otherwise determined by the Board, Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

10.	PERFORMANCE AWARDS.

(a)          Generally. An Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee, but in all cases such Performance Award will take the form of either Option or Restricted Stock. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion that may be exercised. Performance Awards granted to Participants that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(b)          Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be granted, paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the performance goal relates or (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A performance goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a performance goal may be based on one or more business criteria that apply to the Employee, one or more business segments, units, or divisions of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A performance goal shall include one or more of the following:

•	Net Unrealized Appreciation and Net Realized Gains;

•	Net Investment Income or Net Realized Income per share (actual or targeted growth);

•	Economic value added;

•	Net Investment Income or Net Realized Income measures;

•	Dividend and Dividends per share measures;

•	Cash flow and liquidity measures;

•	Return measures (including but not limited to return on capital employed, return on equity, return on investment and return on assets);

•	Operating measures (including but not limited to productivity, efficiency, and scheduling measures);

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•	Expense targets (including but not limited to funding and development costs and general and administrative expenses); or

•	Stock price measures (including but not limited to growth measures and total stockholder return).

Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to performance goals, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation Section 1.162-27(e)(2)(i) as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee, in establishing such goals and interpreting the Plan, shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of performance goals, the Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied. The Committee may, in its discretion and consistent with the terms of the Performance Award, reduce the amount of a Performance Award paid upon achievement of the performance goals, but it may not exercise any discretion to increase such amount. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any qualified performance awards made pursuant to this paragraph (b) shall be determined by the Committee.

11.	CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

(a)          Change in Control. Immediately prior to a Change in Control or, if earlier, the execution of a definitive agreement to effect a Change in Control, all Options and Restricted Stock shall become fully vested and exercisable notwithstanding any other provision of the Plan or any Agreement.

(b)          Recapitalizations; Stock Splits, Etc. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities, any stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar transactions or events, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make equitable adjustment in (i) the number and kind of shares of Common Stock deemed to be available thereafter for grants of Awards under this Plan, (ii) the number and kind of shares that may be delivered or deliverable in respect of outstanding Awards, and (iii) the exercise price to prevent such dilution or enlargement of rights.

(c)          Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company’s assets (any of the foregoing to be referred to herein as a “Transaction”), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction, and the forfeiture provisions set forth in Sections 8(c)(2) and 17(c) shall automatically become null and void.

(d)          Special Rule for ISOs. Any adjustment made pursuant to subsections (a) or (b) hereof shall be made in such a manner as not to constitute a modification of an ISO, within the meaning of Section 424(h) of the Code.

(e)          Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Section 11, a Participant becomes entitled to new, additional, or different shares of stock or securities, then, except as expressly provided in this Section 11, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares of Common Stock pursuant to the Award before the adjustment was made.

(f)          Other Issuances. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Common Stock then subject to Awards or reserved for issuance under the Plan.

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(g)          Certain Special Dividends. The Exercise Price of and number of shares of Common Stock subject to outstanding Awards shall be proportionately adjusted upon the payment of a special, nonrecurring dividend that has the effect of a return of capital to the shareholders.

12.	TRANSFERABILITY OF AWARDS.

ISOs and Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Non-ISOs may transfer such Awards to his or her spouse, lineal ascendants, or to a duly established trust for the benefit of one or more of these individuals. The Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 12. Awards which are transferred pursuant to this Section 12 shall be exercisable or earned by the transferee according to the same terms and conditions as applied to the Participant. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is received pursuant to an Award may not be sold within the six-month period following the grant date of that Award, except in the event of the Participant’s death or Disability, or such other event as the Board may specifically deem appropriate.

13.	TIME OF GRANTING AWARDS.

The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee, or, if applicable, the “required majority”, as defined in Section 57(o) of the 1940 Act, approves the issuance of the Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

14.	EFFECTIVE DATE.

The Plan was adopted by the Board on April 27, 2015, and will become effective upon the Plan’s approval by a favorable vote of shareholders of a majority of the total votes cast at a duly called meeting of the Company’s shareholders held in accordance with applicable laws, but its effectiveness and the effectiveness of any grants of Awards shall be contingent upon the U.S. Securities and Exchange Commission granting an order exempting the Company from Sections 23(a), 23(b), 23(c), and 63 of the 1940 Act.

15.	MODIFICATION OF OPTIONS.

At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, impair the Option without the consent of the holder of the Option, or have the effect of reducing the Exercise Price for the Option.

16.	AMENDMENT AND TERMINATION OF THE PLAN.

The Board may from time to time amend the terms of the Plan and, with respect to any shares of Common Stock at the time not subject to Awards, suspend or terminate the Plan, subject to applicant requirements in (a) the Company’s articles of incorporation or by-laws and (b) applicable law and orders. Unless sooner termination, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is approved by the Stockholders of the Company. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair the balance credited to the Participant’s Account or any rights or obligations under any Award theretofore granted.

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17.	CONDITIONS UPON ISSUANCE OF SHARES OF COMMON STOCK.

(a)          Compliance with Securities Laws. Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such shares of Common Stock shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed.

(b)          Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares of Common Stock. As a condition to the Award, the Committee may require the person receiving or exercising the Award to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(c)          Repurchase Right; Damages. The Company shall have the right to cause the forfeiture of the Common Stock (in the case of Optioned Shares, in exchange for any Exercise Price paid by the Participant) received pursuant to an Award if the Participant breaches a non-competition provision in any unexpired employment, consulting or other written agreement between the Participant and the Company or an Affiliate. If a Participant has disposed of such shares of Common Stock, the Company may seek compensatory damages from the Participant, as well as seek specific performance for the sale to the Company of such other shares of Common Stock that the Participant owns or controls (but only to the extent necessary to provide the Company with the recovery contemplated in the preceding sentence).

(d)          Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay a Participant the in-the-money value of his or her Award in consideration for its cancellation, or all of these restrictions.

18.	RESERVATION OF SHARES OF COMMON STOCK.

The Company, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan.

19.	WITHHOLDING TAX.

The Company’s obligation to deliver shares of Common Stock or make cash payments pursuant to an Award shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and employment tax withholding obligations. To the extent that the Company is required to withhold any federal, state or local income and employment taxes in respect of any compensation income realized by the Participant in respect of Common Stock acquired pursuant to an Award, or in respect of any Common Stock becoming vested, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such federal, state or local income and employment taxes required to be so withheld. If no such payments are due or to become due to such Participant, or if such payments are insufficient to satisfy such federal, state or local income or employment taxes, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld. The value of the shares of Common Stock to be withheld, or delivered to the Company, shall be based on the Market Value of the Common Stock on the date the amount of tax to be withheld is determined. As an alternative, the Company may retain, or sell without notice, a number of such shares of Common Stock sufficient to cover the amount required to be withheld.

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20.	NO SHAREHOLDER RIGHTS.

No Participant shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock subject to an Option covered by an Award prior to the time said shares are actually distributed. Subject to the provisions of the Plan and the applicable Agreement, holders of Restricted Stock shall have all the rights upon issuance of the Restricted Stock Award including, without limitations, voting rights and the right to receive dividends.

21.	NO EMPLOYMENT OR OTHER RIGHTS.

In no event shall an Employee’s, Director’s or Officer’s eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, Officer or any other party to continue service with the Company or any Affiliate. No Employee, Director or Officer shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee, Director or Officer who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

22.	NO FIDUCIARY RELATIONSHIP.

None of the members of the Board has any duty to manage or operate the Plan to maximize the benefits granted hereunder, but rather shall have full discretionary power to make all management and operational decisions based on their determination of the respective best interests of the Company, it shareholders and the Participants. The Plan shall not be construed to create any fiduciary relationship between the Board or the Committee and the Participants.

23.	SEVERABILITY.

If any provision of the Plan is held invalid or unenforceable, such determination shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.

24.	1940 ACT.

No provision of this Plan is intended to contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company,” no Award may be granted under the Plan if the grant of such Award would cause the Company to violate the 1940 Act and, if otherwise approved for grant, shall be void and of no effect. Additionally, notwithstanding any provision in this Plan to the contrary, the Plan will be operated, administered, and construed consistent with any exemptive order issued by the Commission under the 1940 Act.

25.	GOVERNING LAW.

Except to the extent that federal law shall be deemed to apply, the Plan shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law principle that might otherwise refer construction or interpretation of the Plan to another jurisdiction. Unless otherwise provided in an Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the Federal or state courts of the State of New York to resolve any issue that may arise out of or relate to the Plan or any Award.

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ANNUAL MEETING OF SHAREHOLDERS OF

NEWTEK BUSINESS SERVICES CORP.

July 27, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and 2015 Annual Report to Shareholders are available at http://www.astproxyportal.com/ast/19720/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10030300303000001000 0 072716

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINATED AND "FOR" PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEE:

☐ FOR THE NOMINEE — Samuel Kirschner

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders.

Check here if you plan to attend the Annual Meeting: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.